UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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LOWE’S COMPANIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting and Proxy Statement
2016 Annual Meeting of Shareholders May 27, 2016

April 11, 2016

Dear Fellow Shareholders:

On behalf of the Board of Directors and the management of Lowe’s Companies, Inc., I am pleased to invite you to attend our 2016 Annual Meeting of Shareholders to be held at 10:00 a.m., Eastern Time, on Friday, May 27, 2016 at the Ballantyne Hotel, 10000 Ballantyne Commons Parkway, Charlotte, North Carolina 28277. Details regarding admission to the meeting and the business to be conducted are described in the accompanying Notice of 2016 Annual Meeting of Shareholders and Proxy Statement.

Your vote is important. Regardless of whether you plan to attend the meeting, I strongly encourage you to vote as soon as possible to ensure that your shares are represented at the meeting. The accompanying Proxy Statement explains more about voting. Please read it carefully.

Sincerely,

Robert A. Niblock

Chairman of the Board, President

and Chief Executive Officer

Lowe’s Notice of Annual Meeting and Proxy Statement

LOWE’S COMPANIES, INC.

1000 Lowe’s Boulevard

Mooresville, North Carolina 28117

(704) 758-1000

Notice of 2016 Annual Meeting of Shareholders

April 11, 2016

The 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of Lowe’s Companies, Inc. (the “Company”) will be held at 10:00 a.m., Eastern Time, on Friday, May 27, 2016 at the Ballantyne Hotel, 10000 Ballantyne Commons Parkway, Charlotte, North Carolina 28277, for the purpose of voting on the following matters:

1. To elect the 11 persons nominated by the Board of Directors for election as directors;

2. To approve the Lowe’s Companies, Inc. 2016 Annual Incentive Plan;

3. To approve, on an advisory basis, the Company’s named executive officer compensation in fiscal 2015;

4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016;

5. To consider and vote upon two shareholder proposals, if properly presented; and

6. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” items 1, 2, 3 and 4 and “AGAINST” the two shareholder proposals in item 5. The persons named as proxies will use their discretion to vote on other matters that may properly arise at the Annual Meeting.

Only shareholders of record as of the close of business on March 18, 2016 will be entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented at the meeting. If you received a printed copy of the proxy materials by mail, you may vote your shares by proxy using one of the following methods: (i) vote via the Internet; (ii) vote by telephone; or (iii) sign, date and return your proxy card in the postage-paid envelope provided. If you received only a Notice of Internet Availability of Proxy Materials by mail, you may vote your shares at the Internet site address listed on your notice. If you hold your shares through an account with a bank, broker or similar organization, please follow the instructions you receive from the holder of record to vote your shares.

Ross W. McCanless

General Counsel, Secretary and

Chief Compliance Officer

Important Notice Regarding the Availability of Proxy Materials

for the Annual Meeting of Shareholders To Be Held on May 27, 2016:

The Notice of 2016 Annual Meeting of Shareholders, Proxy Statement and

2015 Annual Report to Shareholders are available at www.proxyvote.com.

Lowe’s Notice of Annual Meeting and Proxy Statement

Proxy Summary

This summary includes certain financial and operational, governance and executive compensation highlights. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

GOVERNANCE HIGHLIGHTS

Our Board of Directors is committed to sound and effective corporate governance practices. The following are highlights of our corporate governance practices:

●	Declassified Board

●	Independent Lead Director

●	10 of 11 Director Nominees are Independent

●	Majority Voting for Directors

●	Adoption of Proxy Access

●	Audit, Compensation and Governance Committees are comprised only of Independent Directors

●	Commitment to Sustainability and Public Policy Matters

●	Regular Executive Sessions of Non-Management Directors

●	Stock Ownership Guidelines for Executive Officers and Non-Employee Directors

●	Annual Board, Committee, CEO and Chairman Assessments

●	Active Board Oversight of Enterprise Risk Management

●	Active Board Engagement in Succession Planning of Executive Officers

●	Commitment to Board Refreshment

●	Enhanced Shareholder Engagement Program

EXECUTIVE COMPENSATION HIGHLIGHTS

Our executive compensation program is designed to link pay to the executives’ advancement of Lowe’s performance and business strategies and their performance for our shareholders. To that end, the primary objectives of our executive compensation program are to:

●	Attract and retain executives who have the requisite leadership skills to support the Company’s strategic and long-term value creation objectives;

●	Maximize long-term shareholder value through alignment of executive and shareholder interests;

●	Align executive compensation with the Company’s business strategies, including delivering differentiated customer experiences, ensuring seamless integration across all selling channels and driving returns on invested capital; and

●	Target executive total compensation at the market median with an opportunity to earn above market pay when the Company delivers results that exceed performance targets.

Lowe’s Notice of Annual Meeting and Proxy Statement

i

Lowe’s Notice of Annual Meeting and Proxy Statement

Proxy Statement

The Board of Directors (the “Board of Directors” or the “Board”) of Lowe’s Companies, Inc. is providing these materials to you in connection with the 2016 Annual Meeting of Shareholders (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m., Eastern Time, on Friday, May 27, 2016 at the Ballantyne Hotel, 10000 Ballantyne Commons Parkway, Charlotte, North Carolina 28277. References in this Proxy Statement to “Lowe’s,” the “Company,” “we,” “us,” “our” and similar terms refer to Lowe’s Companies, Inc.

General Information

Why am I receiving these materials?

You have received these materials because the Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that the Company is required to provide you under the Securities and Exchange Commission rules and regulations (the “SEC rules”) and is designed to assist you in voting your shares.

What is a proxy?

The Board of Directors is asking for your proxy. This means you authorize persons selected by the Company to vote your shares at the Annual Meeting in the way that you instruct. All shares represented by valid proxies received and not revoked before the Annual Meeting will be voted in accordance with the shareholder’s specific voting instructions.

Why did I receive a one-page notice regarding Internet availability of proxy materials instead of a full set of proxy materials?

The SEC rules allow companies to choose the method for delivery of proxy materials to shareholders. For most shareholders, the Company has elected to mail a notice regarding the availability of proxy materials on the Internet (the “Notice of Internet Availability of Proxy Materials” or the “Notice”), rather than sending a full set of these materials in the mail. The Notice of Internet Availability of Proxy Materials, or a full set of the proxy materials (including the Proxy Statement and form of proxy), as applicable, was sent to shareholders beginning April 11, 2016, and the proxy materials were posted on the investor relations portion of the Company’s website, www.Lowes.com/investor, and on the website referenced in the Notice on the same day. Utilizing this method of proxy delivery expedites receipt of proxy materials by the Company’s shareholders and lowers the cost of the Annual Meeting. If you would like to receive a paper or e-mail copy of the proxy materials, you should follow the instructions in the Notice for requesting a copy.

What is included in these materials?

These materials include:

●	the Proxy Statement for the Annual Meeting; and

●	the 2015 Annual Report to Shareholders, which contains the Company’s audited consolidated financial statements.

If you received a printed copy of these materials by mail, these materials also include the proxy card or voting instruction form for the Annual Meeting.

What items will be voted on at the Annual Meeting?

There are six proposals scheduled to be voted on at the Annual Meeting:

●	the election of 11 directors;

●	the approval of the Lowe’s Companies, Inc. 2016 Annual Incentive Plan;

●	the approval, on an advisory basis, of the Company’s named executive officer compensation in fiscal 2015;

Lowe’s Notice of Annual Meeting and Proxy Statement

●	the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016;

●	a shareholder proposal requesting the Board of Directors issue an annual sustainability report; and

●	a shareholder proposal requesting the Board of Directors adopt, and present for shareholder approval, a proxy access bylaw.

The Board is not aware of any other matters to be brought before the Annual Meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the Board’s voting recommendations?

The Board recommends that you vote your shares:

●	“FOR” the election of each of the director nominees named in this Proxy Statement to the Board;

●	“FOR” the approval of the Lowe’s Companies, Inc. 2016 Annual Incentive Plan;

●	“FOR” the approval, on an advisory basis, of the Company’s named executive officer compensation in fiscal 2015;

●	“FOR” the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016;

●	“AGAINST” the shareholder proposal requesting the Board of Directors issue an annual sustainability report; and

●	“AGAINST” the shareholder proposal requesting the Board of Directors adopt, and present for shareholder approval, a proxy access bylaw.

Who can attend the Annual Meeting?

Admission to the Annual Meeting is limited to:

●	shareholders of record as of the close of business on March 18, 2016;

●	holders of valid proxies for the Annual Meeting; and

●	invited guests.

Admission to the meeting will be on a first-come, first-served basis. Each shareholder may be asked to present valid photo identification, such as a driver’s license or passport, and proof of stock ownership as of the record date for admittance.

When is the record date and who is entitled to vote?

The Board set March 18, 2016 as the record date. As of the record date, 898,060,161 shares of common stock, $0.50 par value per share, of the Company (“Common Stock”) were issued and outstanding. Shareholders are entitled to one vote per share of Common Stock outstanding on the record date on any matter presented at the Annual Meeting.

What is a shareholder of record?

A shareholder of record or registered shareholder is a shareholder whose ownership of Common Stock is reflected directly on the books and records of the Company’s transfer agent, Computershare Trust Company, N.A. If you hold Common Stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a shareholder of record. For shares held in street name, the shareholder of record is your bank, broker or similar organization. The Company only has access to ownership records for the registered shares. If you are not a shareholder of record and you wish to attend the Annual Meeting, the Company will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from your bank, broker or other nominee or a copy of your Notice or voting instruction form.

Lowe’s Notice of Annual Meeting and Proxy Statement

How do I vote?

You may vote by proxy or in person at the Annual Meeting. If you received a printed copy of the proxy materials by mail, you may vote your shares by proxy using one of the following methods: (i) vote via the Internet; (ii) vote by telephone; or (iii) sign, date and return your proxy card in the postage-paid envelope provided. If you received only a Notice of Internet Availability of Proxy Materials by mail, you may vote your shares at the Internet site address listed on your Notice. If you hold your shares through an account with a bank, broker or similar organization, please follow the instructions you receive from the holder of record to vote your shares. Even if you plan to attend the Annual Meeting, you are encouraged to vote by proxy prior to the meeting. You can always change your vote as described in the following Q&A.

How can I revoke my proxy or change my vote?

You may revoke your proxy or change your vote as follows:

●	Shareholders of record. You may revoke your proxy or change your vote at any time prior to the taking of the vote at the Annual Meeting by (i) submitting a written notice of revocation to Ross W. McCanless, General Counsel, Secretary and Chief Compliance Officer, at Lowe’s Companies, Inc., 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117; (ii) delivering a proxy bearing a later date using any of the voting methods described in the immediately preceding Q&A, including via the Internet or by telephone, and until the applicable deadline for each method specified in the accompanying proxy card or voting instruction form; or (iii) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the meeting. For all methods of voting, the last vote cast will supersede all previous votes.

●	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by the holder of record, or, if you have obtained a legal proxy from your bank, broker or other nominee, by attending the Annual Meeting and voting in person.

What happens if I vote by proxy and do not give specific voting instructions?

Shareholders of record. If you are a shareholder of record and you vote by proxy, via the Internet, by telephone or by signing, dating and returning a proxy card, without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the Annual Meeting.

Beneficial owners of shares held in “street name.” If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is referred to as a “broker non-vote.”

What is the voting requirement to approve each of the proposals?

Proposal 1: Election of Directors. In uncontested elections, directors are elected by the affirmative vote of a majority of the outstanding shares of the Company’s voting securities voted at the meeting in person or by proxy, including those shares for which votes are cast as “withheld.” In the event that a director nominee fails to receive the required majority vote, the Board may decrease the number of directors, fill any vacancy, or take other appropriate action. If the number of nominees exceeds the number of directors to be elected, directors will be elected by a plurality of the votes cast by the holders of voting securities entitled to vote in the election.

Proposal 2: Approval of the Lowe’s Companies, Inc. 2016 Annual Incentive Plan. Approval of the Lowe’s Companies, Inc. 2016 Annual Incentive Plan requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting in person or by proxy.

Lowe’s Notice of Annual Meeting and Proxy Statement

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation. Approval, on an advisory basis, of the Company’s named executive officer compensation in fiscal 2015 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting in person or by proxy. The results of the advisory vote will not be binding on the Company or the Board of Directors. The Compensation Committee of the Board will, however, review the voting result and take it into consideration when making future decisions regarding executive compensation.

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting in person or by proxy.

Proposals 5 and 6: Shareholder Proposals. Approval of each of the shareholder proposals requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting in person or by proxy.

Other Items. Approval of any other matters requires the affirmative vote of a majority of the votes cast on the item at the Annual Meeting in person or by proxy.

What is the quorum for the Annual Meeting? How are withhold votes, abstentions and broker non-votes treated?

The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the holders of Common Stock is necessary for the transaction of business at the Annual Meeting. Your shares are counted as being present if you vote in person at the Annual Meeting, via the Internet, by telephone or by submitting a properly executed proxy card or voting instruction form by mail. Abstentions and broker non-votes are counted as present or represented for the purpose of determining a quorum for the Annual Meeting.

If your shares are held in street name and you do not instruct your broker on a timely basis on how to vote your shares, your brokerage firm, in its discretion, may either leave your shares unvoted or vote your shares on routine matters. The election of directors, the proposal to approve the Lowe’s Companies, Inc. 2016 Annual Incentive Plan, the advisory vote to approve the Company’s named executive officer compensation in fiscal 2015 and the two shareholder proposals are non-routine matters. Consequently, without your voting instructions, your brokerage firm cannot vote your shares on these proposals. These unvoted shares, called “broker non-votes,” refer to shares held by brokers who have not received voting instructions from their clients and who do not have discretionary authority to vote on non-routine matters. The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016 is considered a routine matter.

With respect to Proposal 1, the election of directors, only “for” and “withhold” votes may be cast, and abstentions and broker non-votes will have no effect on the outcome of this proposal.

With respect to Proposals 2, 3, 4, 5 and 6, the proposal to approve the Lowe’s Companies, Inc. 2016 Annual Incentive Plan, the advisory vote to approve the Company’s named executive officer compensation in fiscal 2015, the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2016 and the two shareholder proposals, abstentions and broker non-votes will not be counted as votes cast and, therefore, will not have any effect on the outcomes of these proposals.

Who pays for solicitation of proxies?

The Company is paying the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their proxies. In addition to soliciting the proxies by mail and the Internet, certain of the Company’s directors, officers and employees, without compensation, may solicit proxies personally or by telephone, facsimile and e-mail. The Company has engaged Georgeson LLC to assist in distributing proxy materials and soliciting proxies for the Annual Meeting for a fee of approximately $8,500 (plus handling fees).

Lowe’s Notice of Annual Meeting and Proxy Statement

Where can I find the voting results of the Annual Meeting?

The Company will announce preliminary voting results at the Annual Meeting and publish final voting results in the Company’s Quarterly Report on Form 10-Q for the first quarter of fiscal 2016 or in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the completion of the meeting.

Shareholder Engagement

GENERAL INFORMATION

Lowe’s recognizes the value of and is committed to engaging with our shareholders and soliciting their views and input. In fiscal 2015, members of Lowe’s management continued this long-standing practice of shareholder engagement, reinforcing our commitment to building long-term relationships with our shareholders. We conduct shareholder outreach throughout the year to ensure that we understand and consider the issues of importance to our shareholders and are able to address them appropriately. During fiscal 2015, we engaged with representatives of many of our top institutional shareholders to discuss our strategy, performance, governance practices, executive compensation and other matters. We report to our Governance Committee and Board about these meetings and provide feedback from our shareholders.

The following diagram provides an overview of Lowe’s shareholder engagement practice:

In connection with our engagement efforts in fiscal 2015, our shareholders have indicated that they would like more visibility to our shareholder engagement program and the responsiveness of the Board to our shareholders. We have taken that feedback and enhanced our Proxy Statement this year to provide more transparency to our shareholder engagement program.

In addition, we have made changes to our executive compensation program in response to the feedback received from shareholders following the 2015 Annual Meeting of Shareholders. See the “Shareholder Engagement” section beginning on page 29 for a summary of these changes.

Lowe’s Notice of Annual Meeting and Proxy Statement

PROXY ACCESS

Our shareholders provided us with the following feedback when we contacted them to discuss proxy access:

●	Shareholders generally supported the concept of proxy access and encouraged us to adopt it;

●	Although shareholders did not have a consistent approach to the terms under which proxy access should be adopted, shareholders generally recommended that we review and follow proxy access bylaws recently adopted by other public companies; and

●	Shareholders generally recommended against adopting a proxy access bylaw that had excessively burdensome procedural hurdles or other restrictions.

Our Governance Committee made a recommendation on proxy access to our Board after reviewing the following:

●	The feedback from our shareholders;

●	The proxy voting guidelines of our major shareholders;

●	The voting policies of the major proxy advisory firms;

●	Proxy access bylaws adopted by other public companies;

●	Consultations with outside advisors; and

●	The availability of other methods by which shareholders can seek to influence the decisions of our Board.

Our Board and our Governance Committee discussed proxy access at four separate meetings, and our Board amended the Company’s Bylaws (the “Bylaws”) in March 2016 to implement proxy access. As amended, our Bylaws permit a shareholder, or a group of up to 20 shareholders, owning 3% or more of our outstanding Common Stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to the greater of (i) two or (ii) 20% of the number of directors in office as of the last day on which notice of proxy access director nominations may be delivered pursuant to and in accordance with the Company’s Bylaws or, if such amount is not a whole number, the closest whole number below 20%, provided that the shareholder(s) and the nominee(s) satisfy the requirements in our Bylaws applicable for all director nominees.

Proposal 1: Election of Directors

We are asking our shareholders to vote on the election of the 11 persons nominated by the board of directors for election as directors.

The number of directors is currently fixed at 13. David W. Bernauer and Richard K. Lochridge, who both reached the Board’s mandatory retirement age of 72 during their current terms, are retiring as directors immediately before the Annual Meeting and are not standing for re-election. Effective on the date of the Annual Meeting, the size of the Board will be reduced to 11 members. The Board thanks Mr. Bernauer, who has served since 2007, and Mr. Lochridge, who has served since 1998, for their commitment and service to the Company.

Lowe’s Notice of Annual Meeting and Proxy Statement

The Board has nominated the 11 persons named in this section for election as directors at the Annual Meeting. If elected, each nominee will serve until his or her term expires at the 2017 Annual Meeting of Shareholders or until his or her successor is duly elected and qualified. Each nominee has agreed to be named in this Proxy Statement and to serve if elected.

All of the nominees are currently serving as directors. With the exception of Sandra B. Cochran, who was elected to the Board in January 2016, and Bertram L. Scott, who was elected to the Board in November 2015, all of the nominees were elected to the Board at the 2015 Annual Meeting of Shareholders. The Governance Committee identifies, considers and recommends director candidates to the Board who have expertise that would complement and enhance the current Board’s skills and experience and reviews the existing time commitments of director candidates to ensure that they do not have any obligations that would conflict with the time commitments of a director of the Company. Generally, the Governance Committee identifies candidates through third-party search firms and, from time to time, through business and organizational contacts of the directors and management. The Governance Committee recommended Ms. Cochran and Mr. Scott for election to the Board of Directors in January 2016 and November 2015, respectively, after conducting a careful review of the composition of the Board and taking into account the assessment and recommendations of our current independent directors.

Although the Company knows of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxy holders intend to vote your shares for any substitute nominee proposed by the Board. At the Annual Meeting, proxies cannot be voted for a greater number of individuals than the 11 nominees named in this Proxy Statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE 11 NOMINEES LISTED BELOW. UNLESS AUTHORITY TO VOTE IN THE ELECTION OF DIRECTORS IS WITHHELD, IT IS THE INTENTION OF THE PERSONS NAMED AS PROXIES TO VOTE “FOR” EACH OF THE 11 NOMINEES.

Lowe’s Notice of Annual Meeting and Proxy Statement

DIRECTOR NOMINEE SUMMARY
BOARD TENURE FOR 2016 NOMINEES
The Governance Committee, in consultation with the Chairman of the Board and Chief Executive Officer, reviews each director’s continuation on the Board prior to his or her renomination to serve on the Board. The Governance Committee evaluates whether or not the director, based upon his or her skills, background, expertise and contribution to the Board, is in keeping with Lowe’s present and future needs. After evaluation of a director, the Chairperson of the Governance Committee and the Chairman of the Board inform each director under consideration of the Committee’s decision.	7	director nominees have been on the Board for less than 5 years
	1	director nominee has been on the Board for 5 years or more and less than 10 years
Additionally, with the assistance of an independent search firm, the Governance Committee conducts targeted searches to identify well-qualified candidates who may have different skills or backgrounds needed for the Company to execute its strategic vision. If an independent search firm is used, the Governance Committee retains the search firm and approves payment of its fees.	3	director nominees have been on the Board for 10 years or more

BOARD DIVERSITY
The Board is committed to having diverse individuals from different backgrounds with varying perspectives, professional experience, education and skills serving as members of the Board. The Board believes that a diverse membership with a variety of perspectives and experiences is an important feature of a well-functioning board, and the composition of the Board reflects the Board’s commitment to diversity.	3	director nominees are women
	2	director nominees are African-American
	1	director nominee is Hispanic
		Total Number of Director Nominees: 11
BOARD CRITERIA

Candidates nominated for election or re-election to the Board should possess the following qualifications:

●    high personal and professional ethics, integrity, practical wisdom and mature judgment;

●    broad training and experience at the policy-making level in business, government, education or technology;

●    expertise that is useful to the Company and complementary to the background and experience of other Board members;

●    willingness to devote the required amount of time to carrying out duties and responsibilities of Board membership;

●    commitment to serve on the Board over a period of several years to develop knowledge about the Company’s principal operations; and

●    willingness to represent the best interests of all shareholders and objectively appraise management performance.

When determining whether to recommend a director for re-election, the Governance Committee also considers the result of the Board self-evaluation and the director’s attendance and overall engagement in Board activities.

Lowe’s Notice of Annual Meeting and Proxy Statement

DIRECTOR NOMINEES

RAUL ALVAREZ

Mr. Alvarez is the Executive Chairman of Skylark Co., Ltd., a public Japanese holding company operating more than 3,000 restaurants. Mr. Alvarez served as President and Chief Operating Officer of McDonald’s Corporation, which franchises and operates McDonald’s restaurants in the global restaurant industry, from August 2006 until his retirement in December 2009. Previously, he served as President of McDonald’s North America from January 2005 to August 2006 and as President of McDonald’s USA from July 2004 to January 2005. Mr. Alvarez joined McDonald’s in 1994 and held a variety of leadership positions during his tenure with the company, including Chief Operations Officer and President of the Central Division, both with McDonald’s USA, and President of McDonald’s Mexico. Before joining McDonald’s, Mr. Alvarez served as both a Corporate Vice President and as Division Vice President—Florida for Wendy’s International, Inc. from 1990 to 1994. Prior to that, he was with Burger King Corporation from 1977 to 1989 where he held a variety of positions, including Managing Director of Burger King Spain, President of Burger King Canada and Regional Vice President for Florida Region.

Director Since: 2010

Age: 60

Lowe’s Board Committees:

• Audit, Chair

• Executive

• Governance

Current Public Company Directorships:

• Dunkin’ Brands Group, Inc., Lead Director

• Eli Lilly and Company

• Realogy Holdings Corp.

• Skylark Co., Ltd., Executive Chairman

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Mr. Alvarez brings to Lowe’s Board almost 40 years of experience in the retail industry as well as extensive executive leadership experience in managing some of the world’s best known brands. As a senior executive of the leading global foodservice retailer and other global restaurant businesses, Mr. Alvarez developed in-depth knowledge of consumer marketing, brand management, global expansion, multi-national operations and strategic planning. His background in these areas, along with his international perspective, is highly valuable to the Board as it continues to focus on the Company’s global expansion.

ANGELA F. BRALY

Ms. Braly is the former Chair, President and Chief Executive Officer of WellPoint, Inc., a health benefits company, now known as Anthem, Inc. She served as Chair of the Board from March 2010 until August 2012 and President and Chief Executive Officer from June 2007 through August 2012. Prior to that, Ms. Braly served as Executive Vice President, General Counsel and Chief Public Affairs Officer of WellPoint from 2005 to 2007, and President and Chief Executive Officer of Blue Cross Blue Shield of Missouri from 2003 to 2005.

Director Since: 2013

Age: 54

Lowe’s Board Committees:

• Audit

• Governance

Current Public Company Directorships:

• Brookfield Asset Management, Inc.

• The Procter & Gamble Company

Past Public Company Directorships:

• WellPoint, Inc.

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

As Chair and Chief Executive Officer of a publicly traded company, Ms. Braly developed strong executive leadership and strategic management skills while leading a Fortune 50 company in a highly regulated industry. Ms. Braly also brings extensive legal experience as a former partner of an NLJ 500 law firm and General Counsel of RightCHOICE Managed Care, Inc. and WellPoint, Inc. As Chief Public Affairs Officer for WellPoint, Ms. Braly was also responsible for the company’s public policy development, government relations, legal affairs, corporate communications, marketing and social responsibility initiatives.

SANDRA B. COCHRAN

Ms. Cochran has served as a director and as President and Chief Executive Officer of Cracker Barrel Old Country Store, Inc. since September 2011. Ms. Cochran joined Cracker Barrel in April 2009 as Executive Vice President and Chief Financial Officer and was named President and Chief Operating Officer in November 2010. She was previously Chief Executive Officer at book retailer Books-A-Million, Inc. from February 2004 to April 2009 and also served as that company’s President from August 1999 to February 2004, Chief Financial Officer from September 1993 to August 1999 and Vice President of Finance from August 1992 to September 1993.
Director Since: 2016 Age: 57 Lowe’s Board Committees: • Compensation • Governance Current Public Company Directorships: • Cracker Barrel Old Country Store, Inc. • Dollar General Corporation

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Ms. Cochran brings to Lowe’s Board over 20 years of retail experience as well as expertise in a number of critical areas, including marketing, particularly in the digital area, risk management and strategic planning. Ms. Cochran also has significant executive-level financial experience, which she developed while serving in multiple leadership finance positions, including Vice President, Corporate Finance at SunTrust Bank and Chief Financial Officer of both Cracker Barrel Old Country Store, Inc. and Books-A-Million, Inc. Her financial expertise will continue to be a tremendous asset as the Company transitions to an omni-channel home improvement company.

Lowe’s Notice of Annual Meeting and Proxy Statement

LAURIE Z. DOUGLAS

Ms. Douglas has served as Senior Vice President, Chief Information Officer and Chief Security Officer of Publix Super Markets, Inc., an operator of retail food supermarkets in Florida, Georgia, Alabama, South Carolina, Tennessee and North Carolina, since 2006. Before joining Publix Super Markets, Ms. Douglas served as Senior Vice President and Chief Information Officer of FedEx Kinko’s Office and Print Services, Inc. from 2004 to 2005. From 2003 to 2004, she was Senior Vice President and Chief Information Officer of Kinko’s, Inc.
Director Since: 2015 Age: 52 Lowe’s Board Committees: • Audit • Governance

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

As Chief Information Officer of several different retail enterprises, Ms. Douglas brings to Lowe’s Board many years of experience for driving the IT and data security vision for two Fortune 500 companies. She is a highly respected technology leader who has financial management responsibility for all IT investments and has provided direction to large teams of information technology associates, contractors and third-party partners. Ms. Douglas also has significant experience with developing and delivering innovative IT solutions that support business goals, position companies to secure a competitive advantage and enhance the shopping experience for customers.

RICHARD W. DREILING

Mr. Dreiling retired in June 2015 from Dollar General Corporation, the nation’s largest small-box discount retailer, as Chief Executive Officer, a position he held since January 2008. Mr. Dreiling served as Chairman of Dollar General Corporation from December 2008 until January 2016 and as Senior Advisor from June 2015 until January 2016. Before joining Dollar General, Mr. Dreiling served as Chief Executive Officer, President and a director of Duane Reade Holdings, Inc. and Duane Reade Inc., the largest drugstore chain in New York City, from November 2005 until January 2008, and as Chairman of Duane Reade from March 2007 until January 2008. Prior to that, Mr. Dreiling, beginning in March 2005, served as Executive Vice President—Chief Operating Officer of Longs Drug Stores Corporation, an operator of a chain of retail drug stores on the West Coast and Hawaii, after having joined Longs in July 2003 as Executive Vice President and Chief Operations Officer. From 2000 to 2003, Mr. Dreiling served as Executive Vice President—Marketing, Manufacturing and Distribution at Safeway, Inc., a food and drug retailer. Prior to that, Mr. Dreiling served from 1998 to 2000 as President of Vons, a southern California food and drug division of Safeway. Mr. Dreiling is former Chairman and was, until January 2016, a member of the board of directors of the Retail Industry Leaders Association (RILA), a trade association based in Arlington, Virginia for the retail industry that includes nine of the top 10 U.S. retailers among its members.
Director Since: 2012 Age: 62 Lowe’s Board Committees: • Compensation • Governance Past Public Company Directorships: • Dollar General Corporation

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Mr. Dreiling brings to Lowe’s Board over 40 years of retail industry experience at all operating levels and a unique perspective as a result of his experience progressing through the ranks within various retail companies. Over the course of his career, Mr. Dreiling has developed deep insight into all key areas of a retail business as a result of his experience overseeing the operations, marketing, manufacturing and distribution functions of a number of retail companies. Mr. Dreiling also has strong business development expertise in expanding the footprint and offerings provided by several retailers into new regions.

ROBERT L. JOHNSON

Mr. Johnson is the founder and Chairman of The RLJ Companies, which owns or holds interests in a diverse portfolio of companies in the banking, private equity, real estate, hospitality, professional sports, film production, gaming and automobile dealership industries. Prior to forming The RLJ Companies, he was founder and Chairman of Black Entertainment Television (BET), which was acquired in 2001 by Viacom Inc., a media-entertainment holding company. Mr. Johnson continued to serve as Chief Executive Officer of BET until 2006.

Director Since: 2005

Age: 70

Lowe’s Board Committees:

• Compensation

• Governance

Current Public Company Directorships:

• Elevate Credit, Inc.

• KB Home

• RLJ Entertainment, Inc.

• RLJ Lodging Trust

• Strayer Education, Inc.

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

As a successful business leader and entrepreneur, Mr. Johnson brings to Lowe’s Board his experience in a number of critical areas, including mergers and acquisitions, real estate, brand development, multicultural marketing and customer experience design. Mr. Johnson also has extensive finance expertise, which he developed through his prior senior leadership roles and his interest in the various businesses operating in the banking and private equity industries held by The RLJ Companies. Mr. Johnson also brings significant government experience, which he obtained while serving in senior leadership positions in several highly regulated industries, including banking and television.

Lowe’s Notice of Annual Meeting and Proxy Statement

MARSHALL O. LARSEN

Mr. Larsen retired in July 2012 as Chairman, President and Chief Executive Officer of Goodrich Corporation, a supplier of systems and services to the aerospace and defense industry. Mr. Larsen had served as Chairman of Goodrich since October 2003 and President and Chief Executive Officer, since February 2002 and April 2003, respectively. Prior to that, Mr. Larsen was Executive Vice President and President and Chief Operating Officer of the Aerospace division of Goodrich from 1995 to 2002. Mr. Larsen serves as Lowe’s lead independent director.

Director Since: 2004

Age: 67

Lowe’s Board Committees:

• Compensation

• Executive

• Governance, Chair

Current Public Company Directorships:

• Air Lease Corporation

• Becton, Dickinson and Company

• United Technologies Corporation

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

As Chairman, President and Chief Executive Officer of a publicly traded company, Mr. Larsen developed strong executive leadership and strategic management skills. Mr. Larsen also brings to Lowe’s Board over 30 years of domestic and international business experience, including expertise in a number of critical areas, such as technology, accounting and finance, retail sales and marketing. Mr. Larsen also has extensive financial expertise in cost management, value creation and resource allocation and in oversight of complex financial transactions developed during prior operations and leadership roles at Goodrich Corporation.

JAMES H. MORGAN

Mr. Morgan has served as Chairman of Covenant Capital LLC, an investment management firm, since February 2015, after previously serving in that capacity from 2001 to 2008. Mr. Morgan has also served as Chairman of Krispy Kreme Doughnuts, Inc., a leading branded specialty retailer and wholesaler of premium quality sweet treats and complementary products, since January 2005. He served as Executive Chairman of Krispy Kreme from June 2014 to January 2015, as Chief Executive Officer from January 2008 to June 2014 and as President from April 2012 to June 2014. Mr. Morgan also previously served as President of Krispy Kreme from January 2008 to November 2011. Mr. Morgan served as Vice Chairman of Krispy Kreme from March 2004 to January 2005. Previously, Mr. Morgan served as a consultant for Wachovia Securities, Inc., a securities and investment banking firm, from January 2000 to May 2001. From April 1999 to December 1999, Mr. Morgan was Chairman and Chief Executive Officer of Wachovia Securities, Inc. Mr. Morgan was employed by Interstate/Johnson Lane, an investment banking and brokerage firm, from 1990 to 1999 in various capacities, including as Chairman and Chief Executive Officer.
Director Since: 2015 Age: 68 Lowe’s Board Committees: • Audit • Governance Current Public Company Directorships: • Coca-Cola Bottling Co. Consolidated • Krispy Kreme Doughnuts, Inc.

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

As Chairman and Chief Executive Officer of both major public and private companies, Mr. Morgan has developed strong executive leadership and strategic management skills. Mr. Morgan also brings to Lowe’s Board more than 10 years of experience in the retail industry as well as valuable expertise and insights into the complex financial and operational issues facing large companies. As Chairman of Covenant Capital LLC and Chairman and Chief Executive Officer of Wachovia Securities, Inc. and Interstate/Johnson Lane, Mr. Morgan developed a deep understanding of financial functions as well as enterprise risk management.

ROBERT A. NIBLOCK

Mr. Niblock has served as Chairman and Chief Executive Officer of Lowe’s since January 2005. In May 2011, he reassumed the title of President, after having served in that role from 2003 to 2006. Mr. Niblock joined Lowe’s in 1993, and during his career with the Company, has served as Vice President and Treasurer, Senior Vice President—Finance, and Executive Vice President and Chief Financial Officer. Before joining Lowe’s, Mr. Niblock had a nine-year career with the accounting firm Ernst & Young LLP. Mr. Niblock is also Secretary, has been a member since 2004, and previously served as Chairman, of the Retail Industry Leaders Association (RILA).
Director Since: 2004 Age: 53 Lowe’s Board Committees: • Executive, Chair Current Public Company Directorships: • ConocoPhillips

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Mr. Niblock has broad experience in the home improvement retail industry, having spent his career spanning over 20 years with Lowe’s. He has held a number of different positions with the Company, gaining a deep understanding of Lowe’s operations and its purpose and values and playing a significant role as architect of Lowe’s strategic plans. With a background in accounting and over two decades of financial experience, including serving as Lowe’s Chief Financial Officer, Mr. Niblock brings accounting and related financial management experience to Lowe’s Board. Mr. Niblock also has extensive knowledge of international markets and international retailing in connection with his roles at Lowe’s and as a director of an international oil and gas company.

Lowe’s Notice of Annual Meeting and Proxy Statement

BERTRAM L. SCOTT

Mr. Scott has served as Senior Vice President of Population Health and Value Based Care at Novant Health, a leading healthcare provider, since 2015. Prior to that, Mr. Scott was President, Chief Executive Officer and a director of Affinity Health Plan, a provider of New York State-sponsored health coverage, from 2012 to 2014; President, U.S. Commercial of CIGNA Corporation, a global health services organization, from 2010 to 2011; Executive Vice President and Chief Institutional Development and Sales Officer of TIAA-CREF from 2000 to 2010; and President and Chief Executive Officer of TIAA-CREF Life Insurance Company from 2000 to 2007.
Director Since: 2015 Age: 65 Lowe’s Board Committees: • Audit • Governance Current Public Company Directorships: • AXA Financial, Inc. • Becton, Dickinson and Company

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

Mr. Scott has served in a variety of senior leadership positions in organizations that are in highly regulated industries and may be directly affected by governmental actions and socioeconomic trends and brings invaluable experience to Lowe’s Board in the areas of development and implementation of strategy, mergers and acquisitions and integration. Mr. Scott also brings significant experience and responsibility in the areas of sales and marketing in his roles as Executive Vice President and Chief Institutional Development and Sales Officer of TIAA-CREF and President and Chief Executive Officer of TIAA-CREF Life Insurance Company.

ERIC C. WISEMAN

Mr. Wiseman has served as Chairman of V.F. Corporation, an apparel and footwear company, since August 2008, as Chief Executive Officer since January 2008, and as President since March 2006. Prior to that, he served as Chief Operating Officer of V.F. from March 2006 to January 2008. Mr. Wiseman joined V.F. in 1995 and has held a variety of leadership positions during his tenure with the company. Mr. Wiseman is also Treasurer and a member of the board of directors of the Retail Industry Leaders Association (RILA), and Chairman and a member of the Board of Visitors of the School of Business at Wake Forest University.
Director Since: 2011 Age: 60 Lowe’s Board Committees: • Compensation, Chair • Executive • Governance Current Public Company Directorships: • CIGNA Corporation • V.F. Corporation

Specific Experience, Qualifications, Attributes and Skills Relevant to Lowe’s

As Chairman and Chief Executive Officer of a publicly traded company, Mr. Wiseman has developed valuable strategic management skills and brings to Lowe’s Board valuable expertise and insights in a number of critical areas, including consumer marketing, brand management, multi-national operations and strategic planning. Mr. Wiseman is responsible for transforming V.F. into an industry leader by creating innovative marketing initiatives and building powerful brands and for creating an oversight system to guide the sustainability and responsibility efforts and goals for one of the largest apparel and footwear companies in the world.

Lowe’s Notice of Annual Meeting and Proxy Statement

Information About the Board of Directors and Committees of the Board

CORPORATE GOVERNANCE GUIDELINES AND CODE OF BUSINESS CONDUCT AND ETHICS

The Board of Directors has adopted Corporate Governance Guidelines setting forth guidelines and standards with respect to the role and composition of the Board, the functioning of the Board and its committees, the compensation of directors, succession planning and management development, the Board’s and its committees’ access to independent advisers and other matters. The Governance Committee of the Board of Directors regularly reviews and assesses corporate governance developments and recommends to the Board modifications to the Corporate Governance Guidelines as warranted. The Company has also adopted a Code of Business Conduct and Ethics for its directors, officers and employees. The Corporate Governance Guidelines and the Code of Business Conduct and Ethics are posted on the Company’s website at www.Lowes.com/investor.

DIRECTOR INDEPENDENCE

The Company’s Corporate Governance Guidelines provide that, in accordance with Lowe’s long-standing policy, a majority of the members of the Board must qualify as independent directors. The rules and regulations of the New York Stock Exchange (the “NYSE rules”) provide that a director does not qualify as “independent” unless the board of directors affirmatively determines that the director has no material relationship with the company. The NYSE rules recommend that a board of directors consider all of the relevant facts and circumstances in determining the materiality of a director’s relationship with a company. The Board has adopted Categorical Standards for Determination of Director Independence (the “Categorical Standards”), which incorporate the independence standards of the NYSE rules, to assist the Board in determining whether a particular relationship a director has with the Company is a material relationship that would impair the director’s independence. The Categorical Standards establish thresholds at which directors’ relationships with the Company are deemed to be not material and, therefore, shall not disqualify any director or nominee from being considered “independent.” A copy of the Categorical Standards is attached as Appendix A to this Proxy Statement.

In March 2016, the Board of Directors, with the assistance of the Governance Committee, conducted an evaluation of director independence based on the Categorical Standards. The Board considered all transactions, relationships or arrangements between each director (and his or her immediate family members and affiliates) and each of Lowe’s, its management and its independent registered public accounting firm in each of the most recent three completed fiscal years. They include the following, all of which were entered into by the Company in the ordinary course of business:

●	Raul Alvarez is a director and a less than 1% shareholder of Realogy Holdings Corp., which, in the past, has provided certain real estate services to Lowe’s. Mr. Alvarez is also a director and a less than 1% shareholder of Dunkin’ Brands Group, Inc., which, through its franchises, is a vendor to Lowe’s for certain products.

●	Angela F. Braly is a director and a less than 1% shareholder of The Procter & Gamble Company, which is a vendor to Lowe’s for various products. Ms. Braly is also a director and a less than 1% shareholder of Brookfield Asset Management, Inc., which is a vendor to Lowe’s for certain services.

●	Sandra B. Cochran is a director and a less than 1% shareholder of Cracker Barrel Old Country Store, Inc., which is a vendor to Lowe’s for restaurant services. Ms. Cochran is also a director and a less than 1% shareholder of Dollar General Corporation, which is a vendor to Lowe’s for certain products.

Lowe’s Notice of Annual Meeting and Proxy Statement

●	Laurie Z. Douglas is the Senior Vice President, Chief Information Officer and Chief Security Officer and a less than 1% shareholder of Publix Super Markets, Inc., which is a vendor to Lowe’s for certain products.

●	Richard W. Dreiling was Chairman and Senior Advisor until January 2016 and Chief Executive Officer until June 2015 of Dollar General Corporation, which is a vendor to Lowe’s for certain products.

●	Robert L. Johnson controlled and was an officer of the organization that owns the Charlotte Hornets NBA team (formerly known as the Charlotte Bobcats) until March 2010 when he sold majority interest of that organization to Michael Jordan and MJ Basketball Holdings, LLC. In 2015, Mr. Johnson sold his remaining minority interest in the organization that owns the Charlotte Hornets. The Company has a sponsorship agreement with the team that expires in June of this year, which provides marketing and advertising benefits for the Company. Mr. Johnson was a controlling shareholder of OppsPlace, an online jobs site targeting minority professionals and business owners, of which the Company was, until that organization’s operations were discontinued in 2013, a subscriber.

●	Marshall O. Larsen is a director and a less than 1% shareholder of United Technologies Corporation, which, through several subsidiaries, is a vendor to Lowe’s for various products and services.

●	Richard K. Lochridge is a director and a less than 1% shareholder of Dover Corporation, which, through a subsidiary, is a vendor to Lowe’s for various products.

●	James H. Morgan is a director and a less than 1% shareholder of Coca-Cola Bottling Co. Consolidated, which, through several subsidiaries, is a vendor to Lowe’s for beverages. Mr. Morgan is also Chairman and a less than 1% shareholder of Krispy Kreme Doughnuts, Inc., which is a vendor to Lowe’s for various products.

●	Bertram L. Scott is the Senior Vice President of Population Health and Value Based Care at Novant Health, which provides healthcare services to Lowe’s employees.

●	Eric C. Wiseman is Chairman, President and Chief Executive Officer and a less than 1% shareholder of V.F. Corporation, which, through a subsidiary, is a vendor to Lowe’s for branded apparel. Mr. Wiseman is also a director and a less than 1% shareholder of CIGNA Corporation, which, through several subsidiaries, provides certain services to Lowe’s related to its health and welfare benefit plans.

In addition, the Board considered the amount of Lowe’s discretionary charitable contributions in each of the most recent three completed fiscal years to charitable organizations where a director, or a member of his or her immediate family, serves as a director or trustee.

As a result of the evaluation of the transactions, relationships or arrangements that do exist or did exist within the most recent three completed fiscal years (except for Mr. Niblock’s), the Board determined that they all fall well below the thresholds in the Categorical Standards. Consequently, the Board of Directors determined that each of Messrs. Alvarez, Bernauer, Dreiling, Johnson, Larsen, Lochridge, Morgan, Scott and Wiseman and Mss. Braly, Cochran and Douglas is an independent director under the Categorical Standards, the NYSE rules and the SEC rules. The Board also determined that each member of the Audit, Compensation and Governance Committees (see membership information below under “Board Meetings, Committees of the Board and Board Leadership Structure”) is independent, including that each member of the Audit Committee is “independent” as that term is defined under Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Robert A. Niblock, the Company’s Chairman, President and Chief Executive Officer, is not independent due to his employment by the Company.

Lowe’s Notice of Annual Meeting and Proxy Statement

COMPENSATION OF DIRECTORS

Annual Retainer Fees

Directors who are not employed by the Company are paid an annual retainer of $80,000, and non-employee directors who serve as Governance Committee Chair receive an additional $15,000 annually, $20,000 annually in the case of the Compensation Committee Chair, or $25,000 annually in the case of the Audit Committee Chair and the Lead Director. Directors who are employed by the Company (currently Mr. Niblock) receive no additional compensation for serving as directors. The annual retainer amount was last increased in 2011.

Stock Awards

Non-employee directors are eligible to receive grants of deferred stock units or options to purchase Common Stock at the first directors’ meeting following the Annual Meeting of Shareholders each year (the “Award Date”). Beginning with the directors’ meeting following the Annual Meeting of Shareholders held May 27, 2005, it has been the Board’s policy to grant only deferred stock units. A deferred stock unit represents the right to receive one share of Common Stock. The annual grant of deferred stock units for each of the Company’s non-employee directors is determined by taking the annual grant amount of $150,000 and dividing it by the closing price of a share of Common Stock as reported on the New York Stock Exchange (the “NYSE”) on the Award Date, which amount is then rounded up to the next 100 units. The deferred stock units receive dividend equivalent credits, in the form of additional units, for any cash dividends subsequently paid with respect to Common Stock. All units credited to a director are fully vested and will be paid in the form of Common Stock after the termination of the director’s service.

Deferral of Annual Retainer Fees

Each non-employee director may elect to defer receipt of all, but not less than all, of the annual retainer and any committee chair or Lead Director fees otherwise payable to the director in cash. Deferrals are credited to a bookkeeping account and account values are adjusted based on the investment measure selected by the director. One investment measure adjusts the account value based on interest calculated in the same manner and at the same rate as interest on amounts invested in the short-term interest fund option available to employees participating in the Lowe’s 401(k) Plan, a tax-qualified, defined contribution plan sponsored by the Company. The other investment measure assumes that the deferrals are invested in Common Stock with reinvestment of all dividends. At the beginning of each fiscal year, a director participating in the plan makes an election to allocate the fees deferred for that year between the two investment measures in 25% multiples. Account balances may not be reallocated between the investment measures. Account balances are paid in cash in a single sum payment following the termination of a director’s service.

Lowe’s Notice of Annual Meeting and Proxy Statement

Fiscal 2015 Compensation

The following table shows the compensation paid to each non-employee director who served on the Board in fiscal 2015:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Raul Alvarez	105,000	153,956	258,956
David W. Bernauer	100,000	153,956	253,956
Leonard L. Berry(2)	40,000	0	40,000
Angela F. Braly	80,000	153,956	233,956
Sandra B. Cochran(3)	0	0	0
Laurie Z. Douglas(4)	60,000	153,956	213,956
Richard W. Dreiling	80,000	153,956	233,956
Dawn E. Hudson(5)	40,000	0	40,000
Robert L. Johnson	80,000	153,956	233,956
Marshall O. Larsen	115,000	153,956	268,956
Richard K. Lochridge	80,000	153,956	233,956
James H. Morgan	80,000	153,956	233,956
Bertram L. Scott(6)	20,000	0	20,000
Eric C. Wiseman	95,000	153,956	248,956

(1)	The dollar amount shown for these stock awards represents the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 “Compensation—Stock Compensation” (“FASB ASC Topic 718”) for 2,200 deferred stock units granted to each non-employee director in fiscal 2015. See Note 8, “Accounting for Share-Based Payments,” to the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended January 29, 2016 for additional information about the Company’s accounting for share-based compensation arrangements, including the assumptions used for calculating the grant date value of the deferred stock units. These amounts do not correspond to the actual value that may be recognized by a director with respect to these awards when they are paid in the form of Common Stock after the termination of the director’s service.

The following table shows the number of deferred stock units held by each non-employee director as of January 29, 2016:

Name	Deferred Stock Units (#)
Raul Alvarez	21,251
David W. Bernauer	42,940
Leonard L. Berry	0
Angela F. Braly	5,494
Sandra B. Cochran	0
Laurie Z. Douglas	2,218
Richard W. Dreiling	14,962
Dawn E. Hudson	0
Robert L. Johnson	50,867
Marshall O. Larsen	50,867
Richard K. Lochridge	50,867
James H. Morgan	2,218
Bertram L. Scott	0
Eric C. Wiseman	14,962

(2)	Mr. Berry retired from the Board on May 29, 2015.

(3)	Ms. Cochran was elected to the Board on January 29, 2016.

(4)	Ms. Douglas was elected to the Board on May 29, 2015.

(5)	Ms. Hudson retired from the Board on May 29, 2015.

(6)	Mr. Scott was elected to the Board on November 13, 2015.

Lowe’s Notice of Annual Meeting and Proxy Statement

Director Stock Ownership Guidelines

To ensure that non-employee directors become and remain meaningfully invested in Common Stock, non-employee directors are required to own shares of Common Stock having a market value equal to five times the annual retainer fee payable to them. A non-employee director must meet the stock ownership requirement within five years of becoming a member of the Board. In addition to shares owned by non-employee directors, the full value of deferred stock units are counted for purposes of determining a director’s compliance with the stock ownership requirement.

BOARD MEETINGS, COMMITTEES OF THE BOARD AND BOARD LEADERSHIP STRUCTURE

Attendance at Board and Committee Meetings

During fiscal 2015, the Board of Directors held five meetings. Each incumbent director attended 75% or more of the aggregate number of meetings of the Board and committees of the Board on which the director served during fiscal 2015.

Executive Sessions of the Non-Management Directors

The non-management directors, all of whom are independent, meet in executive session at each of the regularly scheduled Board meetings and as necessary at other Board meetings. The Company’s Lead Director presides over these executive sessions and, in the Lead Director’s absence, the non-management directors will select another non-management director present to preside.

Annual Meetings of Lowe’s Shareholders

Directors are expected to attend the Annual Meeting of Shareholders. All 10 of the Company’s directors in office at the time attended last year’s Annual Meeting of Shareholders.

Annual Evaluation of Board of Directors and Committees

The Board of Directors evaluates the performance of the Board, the committees of the Board and individual directors on an annual basis. The data to evaluate the quality and impact of an individual director’s service is gathered by having each director complete a questionnaire assessing the performance of all other directors and the committees of the Board in which the director completing the evaluation is a member. A third party collects these peer evaluations and, working through the Chair of the Governance Committee, provides each director with a summary of the results. The goal is to use the results of the assessment process to enhance the Board’s functioning as a strategic partner with management as well as the Board’s ability to carry out its traditional monitoring function.

Board Leadership Structure

Lowe’s Board is responsible for ensuring that its leadership structure provides independent oversight of senior management and discusses the appropriate structure for Lowe’s on an annual basis. When evaluating the optimal structure, the Board reviews a variety of criteria, including shareholder feedback, Lowe’s strategic goals, the current operating and governance environment, the skill set of the independent directors, the dynamics of Lowe’s Board, and the strengths and talents of Lowe’s senior management at any given point in time. The Board does not believe that there is one leadership structure that is preferred and regularly discusses what the optimal leadership structure is for Lowe’s at that time.

Lowe’s Corporate Governance Guidelines permit the roles of Chairman and Chief Executive Officer to be filled by the same or different individuals. The Corporate Governance Guidelines further provide that if the Board determines the roles of Chairman and Chief Executive Officer shall not be separate, a Lead Director, who will be an independent director, will be elected by the independent directors annually at the meeting of the Board of Directors held in conjunction with the Annual Meeting of Shareholders. The duties of Lowe’s Lead Director are consistent with the responsibilities held by lead directors at other public companies.

Lowe’s Notice of Annual Meeting and Proxy Statement

The Governance Committee thoroughly analyzed the considerations noted above and, in May 2015, the independent directors determined that having a strong, independent Lead Director along with the strong leadership of a combined Chairman and Chief Executive Officer is in the best interest of Lowe’s at this time. The independent directors believe that Mr. Niblock has exercised leadership that has generated strong operational performance; effectively led the Board and the Company during a challenging macroeconomic environment; has extensive knowledge of Lowe’s and the home improvement retail industry; and has served as a highly effective bridge between the Board and management. Further, the independent directors believe that as the Company continues to develop its omni-channel capabilities, differentiate itself through better customer experiences and improve its product and service offering for the Pro customer, Lowe’s is best served by having the leader and architect of the strategies as Chairman of the Board. Accordingly, Marshall A. Larsen currently holds the position of Lead Director and Robert A. Niblock currently holds the positions of Chairman of the Board, President and Chief Executive Officer of the Company.

Role of the Lead Director

The Company’s Corporate Governance Guidelines provide that the Lead Director will:

●  preside at all meetings of the Board at which the Chairman of the Board is not present, including executive sessions of the non-management directors;

●  serve as a liaison between the Chairman and the independent directors;

●  approve information sent to the Board;

●  approve meeting agendas for the Board;

●  approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;

●  have the authority to call meetings of the independent directors; and

●  be available for consultation and direct communication with major shareholders upon request at the direction of the Chief Executive Officer.

The Lead Director also serves as the Chair of the Governance Committee of the Board of Directors, which functions as the Board’s nominating committee as well, and is comprised entirely of independent directors.

In May 2015, Lowe’s independent directors appointed Marshall A. Larsen to serve as Lead Director of the Company. As Chairman and Chief Executive Officer of a publicly traded company for more than eight years, Mr. Larsen developed strong executive leadership and strategic management skills. Mr. Larsen also brings to Lowe’s Board over 30 years of domestic and international business experience, including expertise in a number of critical areas, such as technology, accounting and finance, retail sales and marketing. Beyond his responsibilities as set forth above, Mr. Larsen has also:

●	regularly met with the Chairman and Chief Executive Officer before, during and after Board meetings to discuss matters of concern;

●	led the Governance Committee in an annual performance review of the Chief Executive Officer and communicated the results to the Chief Executive Officer;

●	led the Board evaluation process and provided each continuing director with a review of his or her performance, as determined by the other directors; and

●	met with members of senior management, other than the Chairman and Chief Executive Officer, on a regular basis.

The Board believes that having an independent Lead Director whose responsibilities closely parallel those of an independent Chairman ensures that the appropriate level of independent oversight is applied to all Board decisions.

In addition to requiring an independent Lead Director if the roles of Chairman and Chief Executive Officer are combined, Lowe’s Board has implemented additional practices to ensure that there is independent oversight of management.

Lowe’s Notice of Annual Meeting and Proxy Statement

Board Independence

●  10 director nominees are independent.

●  The Board is refreshed on a regular basis, and the average current tenure of the director nominees is less than five years.

●  7 director nominees joined Lowe’s Board within the last five years.

Oversight Practices

●  100% of all directors on the Audit, Compensation and Governance Committees are independent.

●  Non-management directors, all of whom are independent, meet in executive session at each of the regularly scheduled Board meetings and as necessary at other Board meetings.

Enhanced Board Recruitment

The Board is committed to having diverse individuals from different backgrounds with varying perspectives, professional experience, education and skills serving as members of the Board and believes that a diverse membership with a variety of perspectives and experiences is an important feature of a well-functioning board. Currently, our Board has the following characteristics:

●  8 director nominees are current or former Chief Executive Officers.

●  6 director nominees have retail experience.

●  6 director nominees have global experience.

●  9 director nominees sit on other public company boards.

●  3 director nominees are women.

●  2 director nominees are African-American.

●  1 director nominee is Hispanic.

Lowe’s independent directors remain committed to evaluating Lowe’s Board leadership structure at least annually. Under Lowe’s Corporate Governance Guidelines, the Board can and will change its leadership structure if it determines that doing so is in the best interest of Lowe’s shareholders.

Board’s Role in the Risk Management Process

Management must take a wide variety of risks to enhance shareholder value. It is the Board of Directors’ responsibility to ensure that management has established and adequately resourced processes for identifying and preparing the Company to manage those risks effectively. It is also the Board’s responsibility to challenge management regularly to demonstrate that those processes are effective in operation.

Lowe’s has adopted an enterprise risk management (“ERM”) framework for identifying, assessing and mitigating key risks. The Company’s Chief Risk Officer, who reports directly to the Chairman, President and Chief Executive Officer, is responsible for implementing the Company’s ERM framework. During the Board meeting held each November, the Chief Risk Officer presents to the Board a comprehensive review of the Company’s ERM framework. His presentation includes an update on existing and any significant new risks that have been identified and assessed during the year and the strategies management has developed for managing them. During his presentation, the directors actively discuss with him and other members of management the risks that have been identified to gain a deeper understanding of the risks the Company faces and establish a mutual understanding between the Board and management regarding the Company’s willingness to take risks and the strategies to be used to manage them.

The Company’s Chief Risk Officer also presents updates on the Company’s ERM processes and specific potential risks and trends at other meetings of the Board during the year. In addition, as necessary at the regularly scheduled Board meetings, the Chairman, President and Chief Executive Officer addresses matters of particular importance or concern to the Company, including any significant areas of risk requiring Board attention. In the course of reviewing the Company’s strategic initiatives throughout the year, the Board considers the types and nature of risks associated with those initiatives, their potential impact on the Company and the steps that have or could be taken by management to mitigate them.

Lowe’s Notice of Annual Meeting and Proxy Statement

Although the Board of Directors believes that oversight of the Company’s ERM processes is a responsibility of the full Board, the Audit Committee of the Board addresses at each of its regular meetings risk oversight of the Company’s major financial exposures and the steps management has taken to identify, assess, monitor, control, remediate and report such exposures. The Audit Committee also periodically reviews legal matters that may have a material adverse impact on the Company’s financial statements, compliance with laws and any material reports received from regulatory agencies with the Company’s General Counsel and Chief Compliance Officer. And finally, as noted in the “Compensation Discussion and Analysis” section of this Proxy Statement, the Compensation Committee annually reviews an audit and analysis of the risk associated with the Company’s executive compensation program.

The Board believes that its oversight of the Company’s ERM processes benefits from having one person serve as the Chairman of the Board and Chief Executive Officer. With his in-depth knowledge and understanding of the Company’s operations, Mr. Niblock, as Chairman, President and Chief Executive Officer, is better able to bring key strategic and business issues and risks to the Board’s attention than would a Non-Executive Chairman of the Board. The role of the Board’s Audit Committee, which consists solely of independent directors, in the oversight of the Company’s major financial exposures, preserves the benefit of independent risk oversight along with full Board responsibility and review.

Compensation Committee Advisors

The Compensation Committee has sole authority under its charter to retain compensation consultants and other advisors and to approve such consultants’ and advisors’ fees and retention terms. In May 2010, the Compensation Committee retained Farient Advisors LLC to act as its independent compensation consultant and to provide it with advice and support on executive compensation issues. The Compensation Committee has renewed this engagement each year since 2010. Since its engagement, the compensation consultant has assisted with peer group identification and benchmarking, design of the Company’s executive compensation program and conduct of annual risk assessment related thereto, review of compensation-related disclosures and related services. A more detailed description of the services performed by the Compensation Committee’s compensation consultant in fiscal 2015 is included in the “Compensation Discussion and Analysis” section of this Proxy Statement.

The Compensation Committee has reviewed and confirmed the independence of its compensation consultant. Neither the compensation consultant nor any of its affiliates provide any services to the Company except for services provided to the Compensation Committee. In addition to its compensation consultant, the Compensation Committee has reviewed the independence of outside counsel engaged by the Compensation Committee in advance of receiving advice from counsel.

Lowe’s Notice of Annual Meeting and Proxy Statement

How to Communicate with the Board of Directors and Non-Management Directors

Shareholders and other interested parties can communicate directly with the Board of Directors by sending a written communication addressed to the Board or to any member individually in care of Lowe’s Companies, Inc., 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117. Shareholders and other interested parties wishing to communicate with Mr. Larsen, as Lead Director, or with the non-management directors as a group may do so by sending a written communication addressed to Mr. Larsen, in care of Lowe’s Companies, Inc. at the above address. Any communication addressed to a director that is received at Lowe’s principal executive offices will be delivered or forwarded to the individual director as soon as practicable. Lowe’s will forward all communications received from its shareholders or other interested parties that are addressed simply to the Board of Directors to the Lead Director or to the chair of the committee of the Board of Directors whose purpose and function is most closely related to the subject matter of the communication. All such communications are promptly reviewed before being forwarded to the addressee. Lowe’s generally will not forward to directors a shareholder communication that it determines to be primarily commercial in nature, relates to an improper or irrelevant topic or requests general information about the Company.

Board Committees

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Executive Committee and the Governance Committee. The Board may also establish other committees from time to time as it deems necessary. Committee members and committee chairs are appointed by the Board. The members of these committees are identified in the following table:

Name	Audit Committee	Compensation Committee	Executive Committee	Governance Committee
Raul Alvarez	Chair		X	X
David W. Bernauer	X			X
Angela F. Braly	X			X
Sandra B. Cochran		X		X
Laurie Z. Douglas	X			X
Richard W. Dreiling		X		X
Robert L. Johnson		X		X
Marshall O. Larsen		X	X	Chair
Richard K. Lochridge		X		X
James H. Morgan	X			X
Robert A. Niblock			Chair
Bertram L. Scott	X			X
Eric C. Wiseman		Chair	X	X

Each of these committees, with the exception of the Executive Committee, acts pursuant to a written charter adopted by the Board of Directors. The Executive Committee operates in accordance with the Company’s Bylaws and Corporate Governance Guidelines. A copy of each written committee charter and the Corporate Governance Guidelines are available on the Company’s website at www.Lowes.com/investor.

Lowe’s Notice of Annual Meeting and Proxy Statement

The following table provides information about the operation and key functions of each of the standing Board committees:

Committee	Key Functions and Additional Information	Number of Meetings in Fiscal 2015
Audit Committee

●   Oversees the Company’s accounting and financial reporting processes, internal controls and internal audit functions.

●   Reviews and discusses with management and the independent registered public accounting firm the annual and quarterly financial statements and earnings press releases.

●   Reviews and discusses the Company’s major financial risk exposures and the steps management has taken to identify, assess, monitor, control, remediate and report such exposures.

●   Reviews with the Company’s General Counsel and Chief Compliance Officer legal matters and the program of monitoring compliance with the Company’s Code of Business Conduct and Ethics.

●   Reviews and pre-approves all audit and non-audit services proposed to be performed by the independent registered public accounting firm.

●   Reports regularly to the Board.

●   The Board has determined that Raul Alvarez, Chair of the Audit Committee, is an “audit committee financial expert” within the meaning of the SEC rules and that Mr. Alvarez is “independent” as that term is defined under Rule 10A-3(b)(1)(ii) of the Exchange Act and the NYSE rules.

		7
Compensation Committee

●   Reviews and approves on an annual basis the corporate goals and objectives relevant to the compensation for the Chief Executive Officer, evaluates at least once a year the Chief Executive Officer’s performance in light of these established goals and objectives and, based upon this evaluation, determines and approves the Chief Executive Officer’s compensation, which it forwards to the Board for ratification by the independent directors.

●   Reviews and approves the compensation for the other executive officers.

●   Makes recommendations to the Board with respect to incentive compensation and equity-based plans that are subject to Board approval.

●   Reviews and approves all annual incentive plans for executives and all awards to executives under multi-year incentive plans, including equity-based incentive arrangements authorized under the Company’s equity incentive compensation plans.

●   Oversees regulatory compliance and risk regarding compensation matters.

●   Reports regularly to the Board.

		5
Executive Committee	● Has authority to exercise all powers of the Board of Directors, except those reserved to the Board of Directors by the North Carolina Business Corporation Act or the Company’s Bylaws. ● Considers at least annually succession planning for the Chairman and Chief Executive Officer and provides a report on such succession planning to the Governance Committee on a regular basis. ● Reviews and recommends to the Board for approval the form and amount of director compensation. ● Reports regularly to the Board.	4
Governance Committee

●   Develops criteria for evaluation of potential candidates for the Board and its committees.

●   Makes recommendations to the Board concerning committee appointments.

●   Makes recommendations to the Board with respect to determinations of director independence.

●   Identifies, evaluates and recommends director candidates to the Board.

●   Oversees annual evaluation of the Board and the committees of the Board and each individual director.

●   Develops and recommends to the Board the Corporate Governance Guidelines applicable to the Company.

●   Reviews and approves, ratifies or disapproves related person transactions.

●   Considers and recommends to the Board other actions relating to corporate governance.

●   Reports regularly to the Board.

		5

Lowe’s Notice of Annual Meeting and Proxy Statement

Security Ownership of Certain Beneficial Owners and Management

The following table provides information about the beneficial ownership of Common Stock as of March 18, 2016, except as otherwise noted, by each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock as well as each director, nominee for director, named executive officer and all directors and executive officers as a group. Except as otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the securities indicated as beneficially owned by them, subject to community property laws where applicable. Unless otherwise indicated, the address for each of the beneficial owners is c/o Lowe’s Companies, Inc., 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117.

Name or Number of Persons in Group	Number of Shares (#)(1)	Percent of Class
Raul Alvarez	21,338	*
Maureen K. Ausura	175,698	*
David W. Bernauer	53,116	*
Angela F. Braly	5,517	*
Sandra B. Cochran	1,500	*
Rick D. Damron	218,901	*
Laurie Z. Douglas	2,227	*
Richard W. Dreiling	15,024	*
Robert F. Hull, Jr.	575,251	*
Robert L. Johnson	51,077	*
Michael A. Jones	107,351	*
Marshall O. Larsen	53,077	*
Richard K. Lochridge	51,077	*
James H. Morgan	2,227	*
Robert A. Niblock	1,938,680	*
Bertram L. Scott	0	—
Eric C. Wiseman	15,024	*
Directors and Executive Officers as a Group (23 total)	3,460,750	*
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	59,262,739(2)	6.6%
The Vanguard Group, Inc. 100 Vanguard Boulevard Malvern, Pennsylvania 19355	58,977,659(3)	6.6%
T. Rowe Price Associates, Inc. 100 E. Pratt Street Baltimore, Maryland 21202	46,661,052(4)	5.2%

Lowe’s Notice of Annual Meeting and Proxy Statement

*Represents holdings of less than 1%.

(1)	Includes shares that may be acquired or issued within 60 days under the Company’s stock option and award plans as set forth in the following table:

Name or Number of Persons in Group	Number of Shares (#)
Raul Alvarez	21,338
Maureen K. Ausura	100,666
David W. Bernauer	43,116
Angela F. Braly	5,517
Sandra B. Cochran	0
Rick D. Damron	68,667
Laurie Z. Douglas	2,227
Richard W. Dreiling	15,024
Robert F. Hull, Jr.	446,667
Robert L. Johnson	51,077
Michael A. Jones	59,000
Marshall O. Larsen	51,077
Richard K. Lochridge	51,077
James H. Morgan	2,227
Robert A. Niblock	1,249,667
Bertram L. Scott	0
Eric C. Wiseman	15,024
Directors and Executive Officers as a Group (23 total)	2,218,705

(2)	Shares held at December 31, 2015, according to a Schedule 13G/A filed with the SEC on January 26, 2016 by BlackRock, Inc. (“BlackRock”). The Schedule 13G/A reports that BlackRock has sole voting power over 49,491,443 shares, shared voting power over no shares, sole investment power over all of such shares and shared investment power over no shares.

(3)	Shares held at December 31, 2015, according to a Schedule 13G/A filed with the SEC on February 10, 2016 by The Vanguard Group, Inc. (“Vanguard”). The Schedule 13G/A reports that Vanguard has sole voting power over 1,716,254 shares, shared voting power over 95,600 shares, sole investment power over 57,149,668 shares and shared investment power over 1,827,991 shares.

(4)	Shares held at December 31, 2015, according to a Schedule 13G/A filed with the SEC on February 11, 2016 by T. Rowe Price Associates, Inc. (“T. Rowe”). The Schedule 13G/A reports that T. Rowe has sole voting power over 16,092,812 shares, shared voting power over no shares, sole investment power over 46,627,152 shares and shared investment power over no shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Lowe’s directors, executive officers and persons who beneficially own more than 10% of Lowe’s outstanding Common Stock (collectively, the “reporting persons”) to file with the SEC initial reports of their beneficial ownership and reports of changes in their beneficial ownership of Common Stock. Based solely on a review of such reports and written representations made by Lowe’s directors and executive officers that no other reports were required, the Company believes that the reporting persons complied with all applicable filing requirements on a timely basis during fiscal 2015.

Lowe’s Notice of Annual Meeting and Proxy Statement

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) explains the key elements of our executive compensation program and compensation decisions as they relate to the following named executive officers (“NEOs”) of the Company in the 2015 fiscal year:

Robert A. Niblock	Chairman of the Board, President and Chief Executive Officer
Robert F. Hull, Jr.	Chief Financial Officer
Rick D. Damron	Chief Operating Officer
Michael A. Jones	Chief Customer Officer
Maureen K. Ausura	Chief Human Resources Officer*

*Ms. Ausura served as Chief Human Resources Officer until February 29, 2016 and retired from the Company, effective April 1, 2016.

Our CD&A is organized as follows:

I.	Executive Summary

II.	Compensation Philosophy and Elements

III.	Compensation Decision-Making Process

IV.	2015 Compensation Actions

V.	Changes to Executive Compensation Program for 2016

VI.	Other Compensation Policies

VII.	Compensation Tables

VIII.	Compensation Committee Interlocks and Insider Participation

Lowe’s Notice of Annual Meeting and Proxy Statement

I. EXECUTIVE SUMMARY

We have demonstrated a strong commitment to returning capital to our shareholders and have had continued dividend growth since 1961.

Shares repurchased under our share repurchase program in the last five years	Dividends paid in the last five years	2015 increase in annual dividend
$18.7 Billion	$3.9 Billion	23%

Lowe’s had another year of strong financial and operational achievements in fiscal 2015. We remained committed to our key priorities, allowing us to capitalize on opportunities within an improving economy, as we further pursued top line growth through differentiating ourselves with better customer experiences and improving our product and service offering for the Pro customer, while also driving productivity and profitability. In addition, we continued to enhance our omni-channel capabilities, providing not just the products, but also the services, information and advice to help our customers at every step of the home improvement journey and build a greater affinity for the Lowe’s brand.

The CD&A includes disclosure of earnings before interest and taxes (“EBIT”), Adjusted EBIT and return on non-cash average assets (“RONCAA”). Each of these performance measures are non-GAAP financial performance measures and are further described in Appendix B to this Proxy Statement.

Lowe’s Notice of Annual Meeting and Proxy Statement

2015 Executive Compensation

Lowe’s has a long-standing commitment to pay for performance that we implement by providing a significant portion of compensation through variable pay arrangements. These arrangements are designed to hold our executive officers accountable for business results and reward them for consistently strong financial performance and the creation of value for our shareholders.

Our 2015 executive compensation program consisted of the following elements:

●	Base salary

●	Annual cash incentive awards

●	Performance share units (“PSUs”)

●	Grants of stock options and time-vested restricted stock awards (“RSAs”)

●	Retirement and health benefits

●	Limited perquisites

Lowe’s mix is heavily performance-based with over two-thirds (67%) of the CEO’s and over 60% of the other NEOs’ target compensation being linked to performance.

How Our Executive Compensation Is Tied to Performance

A significant portion of our executive compensation program is performance-based with a balanced focus on top- and bottom-line growth, efficiency and leadership effectiveness.

●	Annual Incentive Award: Payout is based on the Company’s achievement of financial (EBIT and Sales) and strategic (Leadership Effectiveness and People Productivity) goals.

●	PSUs: Since 2014, payout is based on the Company’s achievement of a three-year average RONCAA goal established at the beginning of the three-year performance period.

●	Stock Options: Value realized is based on the increase in the market value of Common Stock.

Lowe’s Notice of Annual Meeting and Proxy Statement

Based on our performance through fiscal 2015 illustrated below, our executives received the following payouts of performance-based compensation:

●	Annual incentive awards paid out above target based on the overall above target performance in our financial and strategic measures, each weighted in accordance with the terms of awards.

●	PSUs paid out above target based on performance above target in our RONCAA and brand strength goals established at the beginning of the three-year period, each weighted in accordance with the terms of awards.

WHAT WE DO

Pay for Performance. Between 82% and 90% of total direct compensation opportunity (assuming target performance) for our NEOs was provided in the form of annual and long-term incentives.

Conduct an Annual Compensation Assessment. This annual assessment includes:

-   Review of publicly-available, peer group data to analyze compensation and related company performance data and evaluate how our executives’ compensation compares to that of executives at comparable companies;

-   Risk assessment of regulatory, shareholder and market changes related to compensation that may have an impact on the Company;

-   Review of the design alternatives of our incentive plan and the correlation between our performance goals, business strategy and organizational needs; and

-   Assessment of the difficulty of our performance goals and the alignment of pay and performance to ensure that our incentive programs are working consistent with our stated philosophy and performance objectives.

Tie Incentive Compensation to a Clawback Policy. We maintain a clawback policy that would allow us to recover incentive compensation which would have been lower had it been based on the restated financial results.

Limit Incentive Payouts. Under our annual and long-term incentive plans, we cap actual payouts at 200% of target awards.

Require Significant Stock Ownership. We strongly believe that executive officers should own appropriate amounts of Common Stock to align their interests with those of the Company’s shareholders. The Compensation Committee has adopted stock ownership and retention guidelines for all senior executives in the Company.

Conduct an Annual Say-on-Pay Vote. Our shareholders have the opportunity each year to provide input on our executive compensation programs through an annual “say-on-pay” vote.

Have an Independent Compensation Committee. The Compensation Committee is comprised entirely of independent directors. The independence of the Compensation Committee members is reviewed and confirmed on an annual basis.

Lowe’s Notice of Annual Meeting and Proxy Statement

Use an Independent Compensation Consultant. The Compensation Committee has engaged an independent compensation consultant to report directly to the Compensation Committee. The consultant provides independent advice to the Compensation Committee.

WHAT WE DO NOT DO

Provide Single-Trigger Severance or Permit Golden Parachute Tax Gross-Ups, Following Change-in-Control. We do not provide, in any management continuity agreements executed after 2012, any single trigger or modified single-trigger benefits or any tax gross-up provisions for excise taxes assessed against any excess parachute payments in connection with a change-in-control.

Permit Hedging of the Company’s Securities. We have a policy that prohibits employees (including the NEOs) from engaging in any derivatives transactions based on the trading price of the Company’s securities, such as puts, calls and other derivative securities.

Permit Unauthorized Trading. We have adopted a trading policy prohibiting any executive from engaging in purchase or sale of our Common Stock except during open trading windows.

Grant Discounted Options, Extend the Original Option Term or Reprice or Exchange Underwater Options without Shareholder Approval. Our long-term incentive plan prohibits the grant of stock options with an exercise price below fair market value; the extension of the original term of option awards; and the repricing or exchange of any underwater stock options without shareholder approval.

Have an Evergreen Provision in our Long-Term Incentive Plan. Our long-term incentive plan does not provide for automatic annual increases in the plan’s share reserve.

Have Pension Plans or Special Retirement Programs for NEOs. We do not have a pension plan in the United States, and NEOs do not receive any retirement benefits not available to other executive officers.

Provide Employment Agreements. Our executives are “at-will” employees of the Company, and no executives are provided an employment agreement.

Provide Excessive Perquisites. Our perquisites are limited to an executive physical, tax and financial planning reimbursement, and limited personal use of corporate aircraft (only for CEO).

2015 Say-on-Pay Advisory Vote

The Board of Directors carefully considers the results of our shareholders’ advisory “say-on-pay” vote. Lowe’s shareholders continue to express strong support for the Company’s executive compensation program with the Company receiving approximately 95% advisory approval in 2015. This is consistent with the advisory approval over the past three years. In view of this continued support, the Compensation Committee of the Board of Directors maintained the principal features and performance-based elements of the executive compensation program in 2015. At the Annual Meeting, the Company’s shareholders will again have the opportunity to approve Lowe’s executive compensation program through the advisory say-on-pay vote included as Proposal 3 in this Proxy Statement.

Shareholder Engagement

We believe in continued shareholder discussions and engagement. We solicit and respond to feedback regarding our compensation program to better understand our shareholders’ concerns and the topics of interest. For 2016, the Compensation Committee made some additional changes to the compensation program to continue to focus on the alignment of pay and performance with shareholder value creation.

Lowe’s Notice of Annual Meeting and Proxy Statement

The following table summarizes the feedback received from shareholders following the 2015 Annual Meeting of Shareholders, the changes made in response to the feedback, and the effective timing of these changes:

SHAREHOLDER FEEDBACK		ACTION TAKEN IN RESPONSE	EFFECTIVE TIMING

Mix of Equity Award Types	The mix of equity awards should be more weighted towards performance-based awards	Increased the weighting of PSU awards from 33% to 50% of the total mix of equity awards, while lowering the weighting of restricted stock awards and stock options to 25%	2016 Grant

Pay-for-Performance Alignment	While the majority of executives’ pay is linked to Company performance, more should be tied to total shareholder return performance

Implemented a relative total shareholder return (“TSR”) modifier for PSU awards under which Lowe’s TSR will be compared to the median TSR of companies listed in the S&P 500 Index over a three-year performance period

2016 Grant

Anti-Hedging Policy	Company should adopt a robust anti-hedging policy	Adopted an anti-hedging policy prohibiting executives from engaging in any transaction to hedge or offset any decrease in the market value of the Company’s securities to leverage the potential return of a predicted price movement in the Company’s securities	2016

Compensation Disclosure in Proxy Statement	The annual proxy statement should have more detailed, transparent, and easy-to-read disclosure regarding the executive compensation program	Revised the content and presentation of the “Compensation Discussion and Analysis” section of our proxy statement to enhance disclosures	Current Proxy Statement

II.  COMPENSATION PHILOSOPHY AND ELEMENTS

Compensation Philosophy and Objectives

Our long-term success depends on our ability to attract and retain highly talented leaders who are committed to our purpose, growth and strategy. The fundamental philosophy of our executive compensation program is to align our executives’ pay to the overall Company growth and the effective execution of our business strategies. The primary objectives of our program are to:

●	Attract and retain executives who have the requisite leadership skills to support the Company’s strategic and long-term value creation objectives;

●	Maximize long-term shareholder value through alignment of executive and shareholder interests;

●	Align executive compensation with the Company’s business strategies, including delivering differentiated customer experiences, ensuring seamless integration across all selling channels and driving returns on invested capital; and
●	Target executive total compensation at the market median with an opportunity to earn above market pay when the Company delivers results that exceed performance targets.

Key Components

To support these objectives, the Compensation Committee has designed the executive compensation program with an appropriate balance between annual and long-term compensation, as well as fixed and variable pay. To encourage executives to drive Company performance, the largest portion of our executive compensation program is variable, performance-based. Moreover, the long-term incentive award opportunities, as a percentage of total compensation, are greater than the annual incentive award opportunities. The Board of Directors places far greater emphasis on the long-term success of the Company and strong alignment with the interest of our shareholders, customers and employees.

Lowe’s Notice of Annual Meeting and Proxy Statement

The following table lists the key elements of the Company’s 2015 executive compensation program:

KEY ELEMENTS OF EXECUTIVE COMPENSATION
Element	Form	Key Characteristics	Link to Shareholder Value	Key Decisions

Base Salary	Cash

Fixed cash compensation based on the Compensation Committee’s review of a market benchmark, the duties and responsibilities of each executive’s position and the performance and the effectiveness of the executive

			Provide a base level of fixed income to the executive; encourage retention and attraction of top talent; and recognize collaborative, purpose-driven leadership	Base salaries are reviewed annually each January. Approved adjustments are effective at the start of the fiscal year.

Annual Incentive Awards	Cash	Variable cash compensation tied to the achievement of annual strategic and financial performance goals established by the Compensation Committee for each fiscal year	Motivate executives to achieve the Company’s annual strategic, financial and operational goals	All design elements of the annual incentive program are reviewed and approved each February. Year-end results are certified the February following the completion of the fiscal year.

Long-Term Incentive Awards	Stock Options	Stock options vest on a pro rata basis over three-year period	Provide incentive to increase the market value of Common Stock	All design elements of the long-term incentive program are reviewed and approved each March. Results are certified the February following the completion of the fiscal year or performance period.
	Time-Vested RSAs	Time-vested RSAs cliff vest on the third anniversary of the grant date(1)	Promote long-term retention and support stock ownership and alignment with shareholders
	PSUs	PSUs are based on the Company’s average RONCAA(2) relative to pre-determined threshold, target and maximum levels of performance for the three-year performance period	Reward achievement of long-term growth goals and creation of shareholder value

Retirement and Other Benefit Plans	401(k) Plan Group Insurance Plan Employee Stock Purchase Plan Benefit Restoration Plan	Broad-based retirement and welfare plans sponsored by the Company on the same terms and conditions applicable to all eligible employees; supplemental retirement benefits for executives	Provide welfare benefits and retirement benefits to encourage the retention and attraction of top talent

Perquisites	Other Benefits	Reimbursement of annual tax and financial planning and physical examination costs, and personal use of corporate aircraft (CEO only)	Attract and retain executive talent and enhance efficiency, productivity and wellness	Executives’ utilization of per-quisites is reviewed annually each March.

(1)	Executives must maintain employment with the Company during the three-year period, or terminate from the Company due to death, disability or qualified retirement (as defined in the grant agreement) in order to earn the awards.

(2)	RONCAA is a comprehensive long-term financial metric that incorporates both operating income and balance sheet performance in the calculation. This metric motivates management to generate sustained profitable growth over time while balancing the Company’s effectiveness at allocating shareholder capital to drive future investment and growth. RONCAA will be computed on an annual basis by dividing the Company’s EBIT for the year by the average of the Company’s non-cash assets as of the beginning and end of the fiscal year. The return percentages for each fiscal year in the performance period will be averaged to yield a RONCAA measure for the three-year performance period.

Lowe’s Notice of Annual Meeting and Proxy Statement

III. COMPENSATION DECISION-MAKING PROCESS

Role of the Compensation Committee

The Compensation Committee, which consists of six independent directors1, is responsible for developing and administering our executive compensation program. The Compensation Committee works closely with its independent compensation consultant and meets regularly, normally five times each year, four of which are in person and one of which is conducted telephonically, to make decisions on our executive compensation program and on the compensation of our NEOs. The Compensation Committee reports its actions to the full Board at the Board meeting following each Compensation Committee meeting. The Compensation Committee’s responsibilities include reviewing and approving:

●	Our compensation philosophy and strategy

●	The Select Peer Group and the Survey Data Group for benchmarking

●	Amount and form of executive compensation

●	Annual and long-term incentive targets and performance goals

●	Achievement of goals in annual and long-term incentive plans

●	General compensation levels for executives to ensure market competitiveness

●	Annual proxy statement and CD&A disclosure

The full description of the Compensation Committee’s authority and responsibilities is in our Compensation Committee Charter, and can be accessed on our company website: www.Lowes.com/investor.

Role of the Independent Compensation Consultant

The Compensation Committee directly engages and regularly consults with Farient Advisors LLC, its independent compensation consultant, for ongoing executive compensation matters. The Compensation Committee’s compensation consultant reports directly to the Compensation Committee and does not provide any services to the Company other than the Compensation Committee consulting services. The Compensation Committee has assessed the independence of its compensation consultant pursuant to the independence factors specified by the SEC rules (as incorporated into the NYSE listing standards) and concluded that no conflict of interest exists that would prevent its compensation consultant from independently representing the Compensation Committee. During the 2015 fiscal year, Farient Advisors LLC performed the following services:

●	Attended all Compensation Committee meetings

●	Advised the Compensation Committee on the design of the Company’s annual and long-term incentive plans (including the selection of the performance goals)

●	Provided the Compensation Committee with an external perspective on the reasonableness and competitiveness of our executive compensation program

●	Assisted with the selection of the peer group of companies to be used for compensation and performance benchmarking

●	Provided an annual market benchmarking report for the Compensation Committee’s review

●	Performed an assessment of the relationship between our CEO pay and performance over the last ten years

●	Provided periodic updates and guidance on regulatory and governance trends impacting compensation

●	Assisted the Compensation Committee in conducting its annual risk assessment of our executive compensation program

●	Reviewed compensation-related proxy disclosures

1Robert L. Johnson, a member of the Compensation Committee since May 2009, is an independent non-employee director, but was not considered an “outside director” under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”) due to the sponsorship agreement between the Company and the Charlotte Hornets NBA team described on page 14. For this reason, during fiscal 2015, Mr. Johnson was not a member of the Section 162(m) Subcommittee of the Compensation Committee and did not participate in any decision with respect to performance-based compensation awarded under the Company’s annual and long-term incentive plans.

Lowe’s Notice of Annual Meeting and Proxy Statement

Role of Management

When making decisions on executive compensation, the Compensation Committee considers input from the Company’s Chief Human Resources Officer who works most closely with the Compensation Committee, both in providing information and analysis for review and in advising the Compensation Committee concerning compensation decisions (except as it relates specifically to her compensation and the compensation of our CEO). Our CEO reviews the performance of the NEOs (other than himself) and other executive officers and provides recommendations on executive officer compensation for the Compensation Committee’s consideration. The Compensation Committee reviews and discusses pay decisions related to the CEO and the Chief Human Resources Officer in executive sessions without the CEO or any other members of management present.

Compensation Benchmarking and Peer Group

Each year, the independent compensation consultant provides the Compensation Committee a review and analysis of the peer group companies to be used for compensation and performance benchmarking. After reviewing the report and recommendation, the Compensation Committee approved the use of benchmarking data from two sources for fiscal 2015: the Survey Data Group and the Select Peer Group.

The Survey Data Group is comprised of a broad group of retail companies with over $16 billion in annual revenue included in The Hay Group Retail Executive Management Report.

The Select Peer Group is a group of retail and customer service companies selected for direct relevance to Lowe’s business using the following criteria:

●	Headquartered in the United States with publicly-traded securities listed on a major United States exchange;

●	Operating in the Consumer Discretionary or Food & Staples retail sectors;

●	Annual revenue greater than $15 billion; and

●	Retail or customer service based business model focused on producing median or higher EBIT and TSR growth.

The companies in the Select Peer Group for fiscal 2015 were:

Amazon.com, Inc.	Best Buy Co., Inc.	CVS Health Corporation
Costco Wholesale Corporation	The Home Depot, Inc.	Kohl’s Corporation
The Kroger Co.	Macy’s, Inc.	Sears Holdings Corporation
Staples, Inc.	SUPERVALU Inc.	Target Corporation
The TJX Companies, Inc.	Wal-Mart Stores, Inc.	Walgreen Co.

In fiscal 2015, the number of companies in the Select Peer Group was reduced from 17 to 15 to reflect the removal of J.C. Penney Company, Inc. because it did not meet the peer screening criteria and the removal of Safeway Inc. which was acquired. The Compensation Committee agreed that the remaining 15 peer companies were relevant given our peer selection criteria and size, and that the size of the Select Peer Group remained appropriate based on market practices.

Lowe’s Notice of Annual Meeting and Proxy Statement

SELECT PEER GROUP DATA
(Dollars in Millions)
		Market			TSR
	Revenue	Capitalization	EBIT	1-year	3-year	5-year
75th Percentile	$107,736	$96,606	$5,109	10%	25%	25%
50th Percentile	$ 73,785	$44,614	$3,174	0%	16%	14%
25th Percentile	$ 26,113	$ 9,508	$1,602	(27)%	4%	1%
Lowe’s Companies, Inc.	$ 59,079	$65,576	$4,971	7%	25%	25%
Percentile Ranking	47%	64%	73%	63%	71%	76%

At the November 2014 meeting, the Compensation Committee reviewed a thorough compensation benchmark based on the two peer groups described above. The Compensation Committee concluded that the benchmark indicated that the NEOs’ target total direct compensation (“TDC”) approximated market median, with an opportunity to earn above market pay when the Company delivers results that exceed performance targets. The following chart summarizes Lowe’s pay positioning versus the market median and the results of the compensation benchmarking report used for the Compensation Committee’s 2015 compensation actions:

% DEVIATION FROM MARKET MEDIAN
	Salary	Target STI	Target LTI	Target TDC
CEO	6%	16%	1%	5%
Other NEOs	–12%	–13%	15%	0%

Lowe’s Notice of Annual Meeting and Proxy Statement

IV. 2015 COMPENSATION ACTIONS

Base Salary Adjustments

The Compensation Committee reviews and adjusts the NEO base salaries in January each year after it has considered competitive benchmark and relative compensation positioning. In 2015, the Compensation Committee approved the following base salary increases for the NEOs:

Name and Position	2014 Base Salary	2015 Base Salary	% Increase(1)
Robert A. Niblock	$1,280,000	$1,300,000	1.6%
Chairman of the Board, President and Chief Executive Officer
Robert F. Hull, Jr.	$ 726,000	$ 748,000	3.0%
Chief Financial Officer
Rick D. Damron	$ 780,000	$ 790,000	1.3%
Chief Operating Officer
Michael A. Jones(2)	$ 600,000	$ 790,000	31.7%
Chief Customer Officer
Maureen K. Ausura	$ 527,000	$ 543,000	3.0%
Chief Human Resources Officer

(1)    The general Company-wide base salary adjustments averaged approximately 3.0% for all employees in 2015, and the average Company-wide base salary adjustments averaged approximately 4.8% for all employees who were Senior Vice Presidents and above.

(2)    Mr. Jones was promoted to Chief Customer Officer effective April 30, 2014. His 2015 pay increase recognized this promotion and continued leadership of delivering differentiated customer experiences across all selling channels.

Annual Incentive Awards

Our annual incentive plan provides each executive officer the opportunity to receive an annual cash award based on the Company’s achievement of predetermined financial and strategic goals. The formula for computing annual incentive payouts is as follows:

(1)	The CEO has a maximum opportunity of 175% of target and the other NEOs have a 200% of target maximum opportunity.

Lowe’s Notice of Annual Meeting and Proxy Statement

The following table describes the financial and strategic goals for the 2015 annual incentive awards, and the weighting assigned to each goal:

Performance			Metric Weighting

Metric	Description	Performance Measured By	CEO	Other NEOs
EBIT	Rewards the executives for profitability of over-all Company operations and focuses the management team on operational efficiency and expense management	Company’s EBIT	70%	55%
Sales	Focuses the executives on effective merchandising, driving market share gains, selective acquisitions, international expansion and the enhancement of the Company’s omni-channel sales and marketing	Company’s net sales	20%	15%
Leadership Effectiveness	Provides incentive compensation for leadership behavior that has the greatest positive impact on employee motivation, engagement and commitment to implementing the Company’s long-term strategy	Percentage of responses to the Lowe’s Employee Opinion Survey that rate Company leadership in the top two categories of effective leadership behavior	10%	10%
People Productivity	Provides incentive compensation for effectively controlling human capital expenses	Ratio of total U.S. corporate office people cost to sales. People cost includes total compensation and other costs for all employees, part-time, temporary employees and contractors	—	20%

The Compensation Committee has for several years used EBIT and sales as the performance metrics for annual incentive awards. The Compensation Committee added leadership effectiveness in 2014 and people productivity in 2012 as strategic goals to better enable execution of the Company’s strategic objectives. The Compensation Committee, having considered the level of difficulty inherent in the goals, based the 2015 target performance levels on the Company’s annual operating plan and expected growth over prior year performance. The target EBIT goal for the 2015 annual incentive plan was set above the 75th percentile of the peers’ expected EBIT growth rate in 2015 while the target sales goal was set between the 50th and 75th percentile of the peers’ expected sales growth rate in 2015. The CEO has a maximum cap of 175% of target and the other NEOs have a 200% of target cap.

The Compensation Committee may make adjustments to the actual levels of achievement under each performance goal at its discretion. These adjustment guidelines, which were adopted by the Compensation Committee in February 2011, in general, relate to (i) changes in applicable laws or regulations, (ii) items of gain, loss or expense that are related to the disposal or acquisition of a business or change in accounting principles, (iii) unusual or non-recurring transactions that were not anticipated, or (iv) other unusual, non-recurring or unexpected items similar in nature as determined by the Compensation Committee.

In February 2016, the Compensation Committee reviewed the Company’s performance relative to the EBIT and sales goals and the strategic goals to determine the annual incentive awards earned under the Annual Incentive Plan for fiscal 2015. The Compensation Committee adjusted fiscal 2015 EBIT to exclude (i) a non-cash impairment charge of $530.17 million recognized in connection with the Company’s decision to exit its joint venture in Australia and (ii) the Acquired Facilities Dark Costs. The Compensation Committee concluded the impairment charge and $24.58 million in unplanned carrying costs related to unopened facilities (e.g., dark costs) incurred as a result of the acquisition and conversion of former Target stores and a distribution center in Canada (the “Acquired Facilities Dark Costs”) were one-time, non-recurring items that were not anticipated when the 2015 performance metrics were adopted and should not be considered for purposes of measuring Company performance and determining the 2015 annual incentive awards.

Lowe’s Notice of Annual Meeting and Proxy Statement

Based on the performance metrics established by the Compensation Committee and the Company’s 2015 performance, the Compensation Committee determined that Lowe’s achieved 102% and 119% of the target for the CEO and the other NEOs, respectively.

Performance Metric(1)	Threshold	Target	Maximum	2015 Actual Performance
EBIT	$5.090 billion	$5.519 billion	$5.719 billion	$5.526 billion(2)
Sales	$57.257 billion	$58.911 billion	$59.680 billion	$59.074 billion

(1)	The performance goal achievement for the two strategic goals of Leadership Effectiveness and People Productivity are disclosed on page 28.

(2)	As discussed in the “2015 Compensation Actions” section beginning on page 35, the Compensation Committee excluded the impact of a non-cash impairment charge recognized in connection with the Company’s decision to exit its joint venture in Australia and the Acquired Facilities Dark Costs.

Based on the Compensation Committee’s determination of the results above, the NEOs earned annual incentive awards for 2015 as follows:

Name	Base Salary	x	Target Award % (% of Base Salary)	x	Performance Goal Achievement Level (% of Target)	=	Actual Award Earned
Robert A. Niblock	$1,300,000		200%		102.2%		$2,657,993
Robert F. Hull, Jr.	$ 748,000		90%		119.0%		$ 801,123
Rick D. Damron	$ 790,000		100%		119.0%		$ 939,073
Michael A. Jones	$ 790,000		100%		119.0%		$ 939,073
Maureen K. Ausura	$ 543,000		90%		119.0%		$ 581,564

Long-Term Equity Awards

In 2015, the Compensation Committee awarded the NEOs an equal mix of stock options, time-vested RSAs and PSUs. For 2015, the Compensation Committee believed the mix of equity award types reflected an appropriate balance between providing incentive compensation for increases in the market value of the Common Stock (stock options), retention (time-vested restricted shares) and the achievement of Company-specific performance measures (PSUs).

In March each year, the Compensation Committee approves a target long-term equity award for each executive officer, expressed as a percentage of base salary. Target awards are determined based on each executive officer’s position and level of responsibility, the Company’s historical grant practices and market benchmark reviewed annually by the Compensation Committee. The following table reflects the target awards granted to the NEOs in 2015:

	2015 Target Long-Term Equity Awards
Name	% of Base Salary	Amount ($000s)
Robert A. Niblock	700%	$9,100
Robert F. Hull, Jr.	300%	$2,244
Rick D. Damron	400%	$3,160
Michael A. Jones	400%	$3,160
Maureen K. Ausura	300%	$1,629

Lowe’s Notice of Annual Meeting and Proxy Statement

The Compensation Committee decided that the PSUs awarded in 2015 will be earned solely based on the Company’s RONCAA for the 2015 through 2017 fiscal year performance period. RONCAA is computed on an annual basis by dividing the Company’s EBIT for the year by the average of the Company’s non-cash assets as of the beginning and end of the fiscal year. The return percentages for each fiscal year in the performance period will be averaged to yield a RONCAA measure for the three-year performance period. The Compensation Committee believes strong RONCAA performance is aligned with creating long-term value for the Company’s shareholders. Specifically, RONCAA is a comprehensive long-term financial metric that incorporates both operating income and balance sheet performance in the calculation, incenting management to generate sustained profitable growth over time. This metric also incents the effective allocation of shareholder capital toward future growth investment.

2013 PSU Awards. The performance period for the PSUs awarded in 2013 (the “2013 PSUs”) ended on January 29, 2016, the last day of the 2015 fiscal year. 67% of the 2013 PSU awards were eligible to be earned based on the Company’s average RONCAA for fiscal years 2013 through 2015. The remaining 33% of the 2013 PSUs were eligible to be earned based on the improvement in the Company’s brand strength as measured by Landor Brand Strength score during the 2013 through 2015 fiscal year period, compared to 2012.

The target RONCAA goal for the PSUs awarded in 2013 was set between the 60th and 75th percentile of the peers’ historical RONCAA performance for each of the five preceding fiscal years. Based on the performance measures established by the Compensation Committee and the Company’s actual performance for the 2013-2015 performance period, 136.94% of the 2013 PSUs, as calculated below, were earned and converted to shares of Common Stock. For purposes of determining the Company’s RONCAA performance and the number of PSUs earned, the Compensation Committee did not make any adjustments to exclude the non-cash impairment charge described in the “Annual Incentive Awards” section.

Performance Metric	Threshold	Target	Maximum	2013–2015 Actual Performance	Performance Goal Achievement (% of Target)	Metric Weighting	Weighted Payout Percentage (% of Target)
RONCAA	11.50%	13.50%	15.50%	14.72%	130.50%	67%	87.44%
Improvement in Brand Strength	+2.5 point	+5.0 point	+10.0 point	+24.0 point	150.00%	33%	49.50%

Benefit Restoration Plan and Perquisites

The Benefit Restoration Plan, adopted by the Company in August 2002, is intended to provide qualifying executives with benefits lost due to qualified plan limitations imposed by the Code that are equivalent to those received by all other employees under the Company’s qualified retirement plans. The Company makes matching contributions to each executive officer’s Benefit Restoration Plan account under the same matching contribution formula based on the executive’s elective contribution to the 401(k) Plan, regardless of the Code limitations.

Since 2010, the qualifying executives are eligible for an annual executive physical assessment of overall health, screening and risk reviews for chronic diseases and other specialty consultations, which helps protect the investment we make in these key individuals at either the Mayo Clinic Executive Health Program or Duke Executive Health Program. In addition, these executives are eligible for a reimbursement which is currently valued up to $12,000 for financial and tax planning services.

The Company owns and operates business aircraft to allow employees to safely and efficiently travel for business purposes. The corporate aircraft allows executive officers to be far more productive than commercial flights since corporate aircraft provides a confidential, safe and productive environment in which to conduct business. The independent members of the Board of Directors require the Chairman, President and Chief Executive Officer to utilize corporate aircraft for all business and personal travel needs to protect his safety and enhance productivity.

Lowe’s Notice of Annual Meeting and Proxy Statement

Pay-for-Performance Alignment

Each year, the Compensation Committee assesses the relationship between our CEO’s pay and the Company’s performance over time. To conduct this assessment, the Compensation Committee uses its independent compensation consultant’s proprietary alignment model to test whether our CEO’s Performance-Adjusted Compensation (“PAC”) was: (i) reasonable in comparison to the Company’s revenue size and the comparable company group (which for this purpose was the Select Peer Group described in the “Compensation Benchmarking and Peer Group” section beginning page 33), and (ii) sensitive to the Company’s TSR over time. PAC includes our CEO’s salary, actual annual incentive compensation, and the performance-adjusted value of long-term incentives, averaged over 3-year rolling periods. Performance is TSR, averaged over the same 3-year rolling periods. Each data point on the chart below, which is adjusted for inflation and the Company’s size, represents PAC over a three-year period and TSR for the same period.

As indicated by the chart below, the Compensation Committee concluded that there was a strong relationship between our CEO’s PAC and the Company’s performance. This is because our CEO’s PAC generally fluctuates with performance, recognizing that there is some variation in the pattern of pay since not all pay elements are directly dependent upon TSR. Moreover, the Compensation Committee determined that our CEO’s PAC was reasonable because it generally fell below the upper boundary of a competitive pay range that our consultant deemed to be acceptable based on the Company’s size, Select Peer Group PAC levels, and performance.

(1)	PAC measures compensation outcomes after performance has occurred, in contrast to target compensation, which indicates expected compensation before performance has occurred.

The Compensation Committee’s analysis of the Company’s pay for performance indicates that Lowe’s CEO pay has historically been and continues to be strongly aligned with the Company’s performance and shareholder interests. This is indicated by the fact that Lowe’s CEO PAC is both reasonable and sensitive to Company performance over time.

Lowe’s Notice of Annual Meeting and Proxy Statement

V. CHANGES TO EXECUTIVE COMPENSATION PROGRAM FOR 2016

The Compensation Committee approved the following changes to our executive compensation program for fiscal year 2016:

Annual Incentive Award—For 2016, the Company will maintain the financial objectives of company EBIT and sales, and leadership effectiveness for its annual incentive plan objectives. People productivity will be removed from the 2016 annual incentive plan because this strategic measure has achieved its anticipated management focus by being included in the plan since 2012.

Additionally, the CEO and the other NEOs will have equal metric weightings for 2016 as follows:

Incumbent	EBIT	Sales	Leadership Effectiveness
CEO	60%	25%	15%
Other NEOs	60%	25%	15%

Long-term Incentive Awards—As discussed in the “Shareholder Engagement” section beginning on page 29, for 2016, the Company will make the following changes to its long-term incentive awards:

●	Increase the weighting of PSU grants to 50% of the mix, while lowering the weighting of RSAs and stock options to 25% each

●	Add a relative TSR component as an award modifier for PSU awards

The chart below illustrates how the relative TSR modifier expands the PSU performance award to range from 34% of target at threshold performance to 200% of target at maximum performance:

(1)	Performance between discrete points will be interpolated; TSR modifier cannot be lower than 0.67x; if RONCAA is below threshold, payout will be 0% and no modifier will apply.

VI. OTHER COMPENSATION POLICIES

Compensation Risk Assessment

Each November, the Compensation Committee reviews an audit and analysis of the risk associated with the Company’s executive compensation program. In this review, the Compensation Committee considers the balance between pay components, relative pay positioning on total compensation, measures of performance, plan caps, plan time horizons and overlapping performance cycles, program design and other features that are designed to mitigate risk (e.g., stock ownership guidelines and clawback policy). The Compensation Committee believes the Company’s pay practices, stock ownership and holding requirements and clawback policies all discourage inappropriate risk taking by Company executives.

Lowe’s Notice of Annual Meeting and Proxy Statement

Stock Ownership Guidelines

The Compensation Committee strongly believes that executive officers should own appropriate amounts of Common Stock to align their interests with those of the Company’s shareholders. The Company’s 401(k) Plan, employee stock purchase plan and long-term incentive plan provide ample opportunity for executives to acquire such Common Stock.

The Compensation Committee has adopted stock ownership and retention guidelines for all senior executives in the Company. The ownership targets under the current guidelines are as follows:

Position	Target Ownership (Multiple of Base Salary)
Chairman, President and Chief Executive Officer	10.0x
Chief Operating Officer and Chief Customer Officer	5.0x
Executive Vice President-Level Employees	4.0x
Senior Vice Presidents	2.0x

The Compensation Committee reviews compliance with the guidelines annually at its March meeting. The Company determines the number of shares of Common Stock required to be held by each senior officer by dividing the ownership requirement (expressed as a dollar amount) by the average closing price of the Common Stock for the preceding fiscal year. Shares of Common Stock are counted towards ownership as follows:

●	All shares held or credited to a senior officer’s accounts under the Lowe’s 401(k), benefit restoration, deferred compensation and employee stock purchase plans;

●	All shares owned directly by the senior officer and his or her immediate family members residing in the same household;

●	50% of the number of vested stock options; and

●	50% of the number of shares of unvested time-vested shares.

Senior officers may not sell the net shares resulting from a restricted stock or PSU vesting event or stock option exercise until the ownership requirement has been satisfied. With the exception of Mr. Jones, all of the NEOs were in compliance with this policy for fiscal 2015. Mr. Jones reached the target ownership level required by the guidelines on March 4, 2016.

Oversight of Executive Stock Ownership, No Hedging and Clawback of Incentive Compensation

The Compensation Committee has always supported governance and compliance practices that are transparent and protect the interests of the Company’s shareholders. To strengthen the Company’s practices in these areas, the Company has adopted (i) controls over executive equity awards and ownership and (ii) a policy on the clawback of incentive compensation in the event of a significant restatement of the Company’s financial results.

The Company’s controls over executive equity awards and ownership prohibit any executive from:

●	Using Common Stock as collateral for any purpose, including in a margin account;

●	Engaging in short sales of Common Stock;

●	Engaging in any transaction involving the use of a financial instrument or other investment designed to hedge or offset any decrease in the market value of the Company’s securities or to leverage the potential return of a predicted price movement (up or down) in the Company’s securities; or

●	Entering standing purchase or sell orders for Common Stock except for a brief period of time during open window trading periods.

Trading in Common Stock, including stock held in an account under Lowe’s 401(k) Plan, by an executive and the executive’s immediate family members who reside with the executive or whose transactions are subject to the executive’s influence or control, is limited to open window trading periods designated by the Company’s General Counsel and Chief Compliance Officer. In addition, all transactions by an executive involving Common Stock must be pre-cleared by the General Counsel and Chief Compliance Officer.

Lowe’s Notice of Annual Meeting and Proxy Statement

The clawback policy requires the Board of Directors to review any incentive compensation that was provided to executive officers on the basis of the Company having met or exceeded specific performance goals during a performance period that is subject to a significant restatement of Company financial results. If (i) the incentive compensation would have been lower had it been based on the restated financial results and (ii) the Board determines that an executive officer engaged in fraud or intentional misconduct that caused or substantially caused the need for the restatement, then the Board is required, to the extent practicable, to seek to recover, for the benefit of the Company, the portion of such compensation that would not have been earned had the incentive compensation been based on the financial results as restated.

Tax Deductibility of Compensation

Section 162(m) of the Code limits the amount of compensation paid, with certain exceptions, to the NEOs (other than Mr. Hull, the Chief Financial Officer) that may be deducted by the Company for federal income tax purposes in any fiscal year to $1 million. Certain performance-based compensation that has been approved by the Company’s shareholders and that is administered by a committee composed entirely of outside directors is not subject to the $1 million deduction limit. A large portion of our executive compensation, including our annual incentives and long-term incentive awards in the form of stock options and PSUs, are intended to qualify as performance-based compensation under Section 162(m) of the Code.

Although the Compensation Committee has not adopted a formal policy that requires all compensation paid to the NEOs to be deductible, the Compensation Committee structures, whenever practical, compensation programs to make the compensation paid thereunder fully deductible. However, our corporate objectives and strategies may not necessarily align with the requirements of Section 162(m). Accordingly, the Compensation Committee may grant awards or enter into compensation arrangements under which payments are not deductible under Section 162(m) of the Code. Restricted stock awards, for example, are not considered performance-based under Section 162(m) and accordingly, are subject to the $1 million deduction limit.

VII. COMPENSATION TABLES

Summary Compensation Table

This table shows the base salary, annual incentive compensation and all other compensation paid to the NEOs. The table also shows the grant date fair value of the stock and option awards made to the NEOs.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Robert A. Niblock Chairman of the Board, President and Chief Executive Officer	2015	1,300,000	0	5,955,842	2,988,878	2,657,993	252,451	13,155,164
	2014	1,280,000	0	5,813,280	4,369,540	2,547,494	269,631	14,279,945
	2013	1,220,000	0	9,801,340	4,120,364	3,299,258	273,231	18,714,193
Robert F. Hull, Jr. Chief Financial Officer	2015	748,000	0	1,468,869	736,931	801,123	74,144	3,829,067
	2014	726,000	0	1,453,320	1,054,130	721,673	63,753	4,018,876
	2013	712,000	0	2,499,470	1,033,241	1,125,152	81,420	5,451,283
Rick D. Damron Chief Operating Officer	2015	790,000	0	2,068,252	1,037,785	939,073	80,572	4,915,682
	2014	780,000	0	2,055,900	1,513,187	861,494	74,825	5,285,406
	2013	765,000	0	3,566,670	1,474,259	1,239,224	92,224	7,137,377
Michael A. Jones Chief Customer Officer	2015	790,000	0	2,068,252	1,037,785	939,073	87,127	4,922,237
	2014	583,791	0	1,553,750	1,173,145	622,408	20,171	3,953,265
Maureen K. Ausura* Chief Human Resources Officer	2015	543,000	0	1,066,212	535,010	581,564	55,898	2,781,684
	2014	527,000	0	1,051,600	765,095	523,859	51,079	2,918,633
	2013	512,000	0	1,722,490	743,430	815,498	72,340	3,865,758

Lowe’s Notice of Annual Meeting and Proxy Statement

*	Ms. Ausura served as Chief Human Resources Officer until February 29, 2016 and retired from the Company, effective April 1, 2016. Upon her retirement, Ms. Ausura became vested in 33,820 shares of time-vested restricted stock and 56,390 stock options previously granted to her.

(1)	The value of the stock and option awards presented in the table equal the grant date fair value of the awards for financial reporting purposes (excluding the effect of estimated forfeitures) computed in accordance with FASB ASC Topic 718. For financial reporting purposes, the Company determines the fair value of a stock or option award accounted for as an equity award on the grant date. Stock awards accounted for as liability awards are measured at fair value at each reporting date. The Company recognizes expense for a stock or option award over the vesting period of the award. PSUs are expensed over the vesting period based on the probability of achieving the performance goal, with changes in expectations recognized as an adjustment in the period of the change.

See Note 8, “Accounting for Share-Based Payments,” to the Company’s consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended January 29, 2016 for additional information about the Company’s accounting for share-based compensation arrangements, including the assumptions used in the Black-Scholes option-pricing model.

(2)	The amounts reported in this column include the sum of the grant date fair values of PSU awards made on April 1, 2015 and time-vested restricted stock awards made on September 15, 2015.

The PSUs will be earned based on the Company’s RONCAA during the 2015 through 2017 fiscal year period and are accounted for as equity awards. The 2015 stock awards amounts include the following grant date fair values of the PSUs: Mr. Niblock $2,922,703, Mr. Hull $721,000, Mr. Damron $1,014,847, Mr. Jones $1,014,847 and Ms. Ausura $523,191. The grant date fair values of the PSUs assuming the maximum number of shares would be earned at the end of the three-year performance period based on the closing market price of the Common Stock on the date of the award ($74.39) would have been: Mr. Niblock $4,384,054, Mr. Hull $1,081,500, Mr. Damron $1,522,271, Mr. Jones $1,522,271 and Ms. Ausura $784,787.

The grant date fair value of a time-vested RSA is equal to the closing market price of the Common Stock on the date of the award. The grant date fair value of a PSU is equal to the closing market price of the Common Stock on the date of the award less the present value of dividends expected during the requisite service period.

Executives receive dividends on unvested shares of time-vested RSAs during the vesting period. Dividends are not paid or accrued on unearned PSUs. The right to receive dividends has been factored into the determination of the fair values used in the amounts presented above.

(3)	The grant date fair value of an option award is determined using the Black-Scholes option-pricing model with assumptions for expected dividend yield, expected term, expected volatility and a risk-free interest rate.

(4)	Amounts presented consist of the following for the 2015 fiscal year:

	Company Matching Contributions to:				Cost of
Name	401(k) Plan ($)	Benefit Restoration Plan ($)	Reimbursement of Tax Compliance Costs ($)	Personal Use of Corporate Aircraft ($)	Company Required Physical Exam ($)	Total ($)
Mr. Niblock	9,203	158,979	11,850	69,811	2,608	252,451
Mr. Hull	9,901	55,901	5,900	0	2,442	74,144
Mr. Damron	9,955	63,515	695	0	6,407	80,572
Mr. Jones	9,661	63,515	11,089	0	2,862	87,127
Ms. Ausura	10,349	37,419	4,000	0	4,130	55,898

All amounts presented above, other than the amount for personal use of corporate aircraft, equal the actual cost to the Company of the particular benefit or perquisite provided. The amount presented for personal use of corporate aircraft is equal to the incremental cost to the Company of such use. Incremental cost includes fuel, landing and ramp fees and other variable costs directly attributable to personal use. Incremental cost does not include an allocable share of the fixed costs associated with the Company’s ownership of the aircraft.

Lowe’s Notice of Annual Meeting and Proxy Statement

Grants of Plan-Based Awards

This table presents the potential annual incentive awards the NEOs were eligible to earn in fiscal 2015, the stock options, shares of time-vested restricted stock and PSUs awarded to the executives in fiscal 2015 and the grant date fair value of those awards.

Name	Grant Date	Date of Compensation Committee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Niblock			45,500	2,600,000	4,550,000
	04/01/2015	03/19/2015				20,390	40,780	61,170				2,922,703
	09/15/2015	03/19/2015								147,430	69.44	2,988,878
	09/15/2015	03/19/2015							43,680			3,033,139
Mr. Hull			26,180	673,200	1,346,400
	04/01/2015	03/19/2015				5,030	10,060	15,090				721,000
	09/15/2015	03/19/2015								36,350	69.44	736,931
	09/15/2015	03/19/2015							10,770			747,869
Mr. Damron			27,650	790,000	1,580,000
	04/01/2015	03/19/2015				7,080	14,160	21,240				1,014,847
	09/15/2015	03/19/2015								51,190	69.44	1,037,785
	09/15/2015	03/19/2015							15,170			1,053,405
Mr. Jones			27,650	790,000	1,580,000
	04/01/2015	03/19/2015				7,080	14,160	21,240				1,014,847
	09/15/2015	03/19/2015								51,190	69.44	1,037,785
	09/15/2015	03/19/2015							15,170			1,053,405
Ms. Ausura			19,005	488,700	977,400
	04/01/2015	03/19/2015				3,650	7,300	10,950				523,191
	09/15/2015	03/19/2015								26,390	69.44	535,010
	09/15/2015	03/19/2015							7,820			543,021

(1)	The executives are eligible to earn annual incentive compensation under the Company’s annual incentive plan for each fiscal year based on the Company’s achievement of one or more performance measures established at the beginning of the fiscal year by the Compensation Committee. For the 2015 fiscal year ended January 29, 2016, the performance measures selected by the Compensation Committee were the Company’s EBIT (weighted 70% for the CEO and 55% for all other NEOs), sales (weighted 20% for the CEO and 15% for all other NEOs) and strategic initiatives (weighted 10% for the CEO and 30% for all other NEOs). The performance levels for the performance measures, the Company’s actual performance and the amounts earned by the NEOs for the 2015 fiscal year are shown beginning on page 35. The amounts earned by the executives are also reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 42.

(2)	The PSUs reported in this column are earned based on the Company’s RONCAA during the 2015 through 2017 fiscal year period. No dividends will accrue or be paid on the PSUs during the three-year performance period. The terms of the PSUs are described in more detail beginning on page 27.

(3)	The time-vested RSAs vest on the third anniversary of the grant date or, if earlier, the date the executive terminates employment due to death or disability or, in the case of Mr. Niblock, in the event of retirement. The awards granted to Messrs. Hull, Damron and Jones and Ms. Ausura will vest upon retirement, but will not be available to the executive until the original vesting date. Retirement for this purpose is defined as termination of employment with the approval of the Board on or after the date the executive has satisfied an age and service requirement, provided the executive has given the Board advance notice of such retirement. Mr. Niblock has satisfied the age and service requirement for retirement specified in his award agreements. Messrs. Hull, Damron and Jones will satisfy the age and service requirement for retirement once the executive’s age in addition to years of service equals at least 70; provided the executive is at least 55 years old. Ms. Ausura has satisfied the age and service requirement. The executives receive all cash dividends paid with respect to the shares included in the stock awards during the vesting period.

(4)	All options have a 10-year term and an exercise price equal to the closing price of the Common Stock on the grant date. The options vest in three annual installments on each of the first three anniversaries of the grant date or, if earlier, the date the executive terminates employment due to death or disability or, in the case of Mr. Niblock, in the event of retirement, and remain exercisable until their expiration dates. The options granted to Messrs. Hull, Damron and Jones and Ms. Ausura will become exercisable in the event of retirement in accordance with the original three-year vesting schedule and remain exercisable until their expiration dates. Retirement for this purpose has the same meaning as for the stock awards as described in Footnote 3 above.

Lowe’s Notice of Annual Meeting and Proxy Statement

Outstanding Equity Awards at Fiscal Year-End

This table presents information about unearned or unvested stock and option awards held by the NEOs on January 29, 2016.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Mr. Niblock	390,000	0	25.50	03/01/2018	264,680	18,966,969	262,170	18,787,102

	447,000	0	28.38	03/01/2019

	218,000	109,000(4)	38.38	03/01/2023

	85,667	171,333(5)	53.13	09/15/2024

	0	147,430(6)	69.44	09/15/2025

Mr. Hull	134,000	0	23.98	03/01/2017	66,770	4,784,738	66,090	4,736,009

	98,000	0	25.50	03/01/2018

	112,000	0	28.38	03/01/2019

	54,667	27,333(4)	38.38	03/01/2023

	20,667	41,333(5)	53.13	09/15/2024

	0	36,350(6)	69.44	09/15/2025

Mr. Damron	0	39,000(4)	38.38	03/01/2023	95,170	6,819,882	93,240	6,681,578

	29,667	59,333(5)	53.13	09/15/2024

	0	51,190(6)	69.44	09/15/2025

Mr. Jones	24,000	12,000(4)	38.38	03/01/2023	50,776	3,638,608	57,240	4,101,818

	23,000	46,000(5)	53.13	09/15/2024

	0	51,190(6)	69.44	09/15/2025

Ms. Ausura	26,666		28.38	03/01/2019	46,820	3,355,121	46,950	3,364,437

	39,334	19,666(4)	38.38	03/01/2023

	15,000	30,000(5)	53.13	09/15/2024

	0	26,390(6)	69.44	09/15/2025

(1)	Executives receive dividends on unvested stock awards. The unvested stock awards become vested as follows:

Name	March 1, 2016	Sept 16, 2016	Sept 15, 2017	Sept 15, 2018	Total

Mr. Niblock	74,000	91,000	56,000	43,680	264,680

Mr. Hull	19,000	23,000	14,000	10,770	66,770

Mr. Damron	27,000	33,000	20,000	15,170	95,170

Mr. Jones	10,606	10,000	15,000	15,170	50,776

Ms. Ausura	13,000	16,000	10,000	7,820	46,820

(2)	Amount is based on the closing market price of the Common Stock on January 29, 2016 of $71.66.

(3)	The number of unearned PSUs in this column is based on the Company’s performance during the 2013, 2014 and 2015 fiscal years and equals (i) the maximum number of PSUs that may be earned based on the Company’s RONCAA and brand strength during the 2013 through 2015 fiscal year period, (ii) the maximum number of PSUs that may be earned based on the Company’s RONCAA during the 2014 through 2016 fiscal year period, and (iii) the maximum number of PSUs that may be earned based on the Company’s RONCAA during the 2015 through 2017 fiscal year period. No dividends are paid or accrued on unearned PSUs.

(4)	These options vested on March 1, 2016.

(5)	These options become vested in two annual installments on September 15, 2016 and September 15, 2017.

(6)	These options become vested in three annual installments on September 15, 2016, September 15, 2017 and September 15, 2018.

Lowe’s Notice of Annual Meeting and Proxy Statement

Option Exercises and Stock Vested

This table presents information about stock options exercised by the NEOs and the number and the value of the NEOs’ stock awards that became vested during the 2015 fiscal year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Mr. Niblock	0	0	162,802	12,062,000

Mr. Hull	0	0	40,281	2,984,419

Mr. Damron	104,666	4,007,590	55,210	4,005,759

Mr. Jones	0	0	0	0

Ms. Ausura	0	0	30,210	2,238,259

Nonqualified Deferred Compensation

The Company sponsors three non-qualified deferred compensation plans for the benefit of senior management employees: the Benefit Restoration Plan (the “BRP”), the Cash Deferral Plan (the “CDP”) and the Deferred Compensation Program (the “DCP”).

BRP

The BRP allows a senior management employee to defer receipt of the difference between (i) 6% of the sum of base salary and annual incentive plan compensation and (ii) the amount the employee is allowed to contribute to the Company’s tax-qualified 401(k) Plan. The deferred amounts are credited to the employee’s BRP account. The Company makes matching contributions to the employee’s BRP account under the same matching contribution formula that applies to employee contributions to the 401(k) Plan. An employee’s account under the BRP is deemed to be invested in accordance with the employee’s election in one or more of the investment options available under the 401(k) Plan, except an employee may not elect to have any amounts deferred under the BRP after February 1, 2003 to be deemed to be invested in Common Stock. An employee may elect to change the investment of the employee’s BRP account as frequently as each business day. An employee’s account under the BRP is paid to the employee in cash after the end of the plan year in which the employee terminates employment but no earlier than 180 days after the employee’s termination of employment.

CDP

The CDP allows a senior management employee to elect to defer receipt of up to 80% of his or her base salary, annual incentive plan compensation and certain other bonuses. The deferred amounts are credited to the employee’s CDP account. The Company does not make any contributions to the CDP. An employee’s CDP account is deemed to be invested in accordance with the employee’s election in one or more of the investment options available under the 401(k) Plan, except an employee may not elect to have any amounts deferred under the CDP to be deemed to be invested in Common Stock. An employee may elect to change the investment of the employee’s CDP account as frequently as each business day. An employee’s account under the CDP is paid to the employee in cash after the end of the plan year in which the employee terminates employment but no earlier than 180 days after the employee’s termination of employment. In addition, an employee may elect to have a portion of the employee’s deferrals segregated into a separate sub-account that is paid at a date elected by the employee so long as the date is at least five years from the date of the employee’s deferral election.

Lowe’s Notice of Annual Meeting and Proxy Statement

DCP

Prior to January 1, 2009, the DCP required the deferral of any long-term incentive compensation payable to a NEO to the extent the compensation would not be deductible for federal income tax purposes under Section 162(m) of the Code. The DCP also allowed executives to elect prior to January 1, 2005 to defer receipt of stock awards and gains from the exercise of stock options. The Company does not make any contributions to the DCP. All deferrals under the DCP are deemed to be invested in shares of Common Stock. Any dividends that would have been paid on shares of Common Stock credited to an executive’s DCP account are deemed to be reinvested in additional shares of Common Stock. The aggregate earnings on an executive’s DCP account shown in the table below are attributable solely to fluctuations in the value of Common Stock and dividends paid with respect to Common Stock. Shares of Common Stock credited to an executive’s DCP account that are attributable to mandatory deferrals are paid to the executive when the distribution is fully deductible by the Company for federal income tax purposes. Shares of Common Stock credited to an executive’s DCP account that are attributable to pre-2005 elective deferrals are paid in accordance with the executive’s election in a lump sum or five annual installments after the executive’s termination of employment or attainment of a specified age.

The following table presents information about the amounts deferred by the NEOs under the Company’s three deferred compensation plans.

Name	Plan Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(1)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(1)

Mr. Niblock	BRP	217,638	154,283	(257,145)	0	6,591,832

	CDP	0	0	0	0	0

	DCP	0	0	1,574,948	0	23,191,458

Mr. Hull	BRP	73,854	52,313	(95,837)	0	2,233,885

	CDP	0	0	0	0	0

	DCP	0	0	74,041	0	1,090,282

Mr. Damron	BRP	84,105	60,168	(25,835)	0	1,170,126

	CDP	0	0	0	0	0

	DCP	0	0	0	0	0

Mr. Jones	BRP	38,285	27,118	(2,969)	0	62,434

	CDP	0	0	0	0	0

	DCP	0	0	0	0	0

Ms. Ausura	BRP	46,423	34,888	(29,878)	0	877,435

	CDP	0	0	(13,204)	0	807,380

	DCP	0	0	0	0	0

(1)	The amounts presented above as “Executive Contributions” and “Registrant Contributions” have been reported in the Summary Compensation Table of the Proxy Statement for the 2015 Annual Meeting of Shareholders and the Annual Meeting as follows:

	Executive Contributions ($)		Registrant Contributions ($)
Name	2015	2016	2015	2016

Mr. Niblock	63,531	154,107	140,219	14,064

Mr. Hull	35,185	38,669	43,821	8,492

Mr. Damron	37,800	46,305	49,193	10,975

Mr. Jones	0	38,285	0	27,118

Ms. Ausura	25,538	20,885	28,704	6,184

Lowe’s Notice of Annual Meeting and Proxy Statement

Potential Payments Upon Termination or Change-in-Control

The Company has entered into management continuity agreements with each of the NEOs and other senior officers of the Company. The agreements for the NEOs provide for certain benefits if the Company experiences a change-in-control followed by termination without cause of the executive’s employment:

●	by the executive during the 30-day period following the first anniversary of the change-in-control; or

●	by the executive for certain reasons, including a downgrading of the executive’s position.

“Cause” means continued and willful failure to perform duties or conduct demonstrably and materially injurious to the Company or its affiliates.

All of the agreements automatically expire on the second anniversary of a change-in-control notwithstanding the length of the terms remaining on the date of the change-in-control.

If benefits are paid under an agreement, the executive will receive (i) a lump-sum severance payment equal to the present value of 2.99 times the executive’s annual base salary, annual incentive compensation and welfare insurance costs, and (ii) any other unpaid salary and benefits to which the executive is otherwise entitled. In addition, Messrs. Niblock, Hull and Damron and Ms. Ausura, all of whom entered into management continuity agreements prior to 2012, will be compensated for any excise tax liability he or she may incur as a result of any benefits paid to the executive that classify as excess parachute payments under Section 280G of the Code. Income and employment taxes attributable to such excise tax will also be reimbursed. None of the amounts that would have been payable to Messrs. Niblock, Hull and Damron and Ms. Ausura under their management continuity agreements (assuming a change-in-control of the Company had occurred on January 29, 2016 and their employment was terminated without cause immediately thereafter) exceed the safe harbor limitation under Section 280G of the Code. Therefore, none of them would be entitled to a tax gross-up payment based on the assumptions described in the immediately preceding sentence.

In 2012, the Compensation Committee determined that any future management continuity agreement would not provide tax gross-up for excise taxes assessed against excess parachute payments. In addition, any future management continuity agreement would not allow an executive officer to resign during the 30-day period following the first anniversary of a change-in-control of the Company and receive severance benefits under the agreement. Mr. Jones entered into a management continuity agreement upon his promotion to Chief Customer Officer in 2013. Accordingly, he is not entitled to a tax gross-up for excise taxes that may be assessed against any benefits provided to him under that agreement.

All legal fees and expenses incurred by the executives in enforcing these agreements will be paid by the Company.

The Company’s long-term incentive plan provides that, if within one year after a change-in-control, an executive’s employment is terminated by the Company without cause or by the executive for good reason (as defined in the management continuity agreements), then all outstanding stock options will become fully exercisable and all restrictions and performance conditions on outstanding RSAs and performance shares will lapse.

Lowe’s Notice of Annual Meeting and Proxy Statement

The following table shows the amounts that would have been payable to the NEOs under the management continuity agreements and the long-term incentive plan if a change-in-control of the Company had occurred on January 29, 2016 and the NEOs’ employment was terminated by the Company’s successor without cause immediately thereafter:

Name	Severance ($)(1)	Welfare Benefits ($)(1)	Stock Options ($)(2)	Restricted Stock & Performance Shares ($)(3)	Excise Tax Gross-up ($)	Total ($)

Mr. Niblock	11,661,000	35,253	7,129,621	31,491,704	0	50,317,578

Mr. Hull	4,394,322	35,253	1,756,257	7,942,078	0	14,127,910

Mr. Damron	4,937,967	35,253	2,511,008	11,274,268	0	18,758,496

Mr. Jones	4,724,200	35,253	1,365,382	6,373,154	0	12,497,989

Ms. Ausura	3,189,908	34,686	1,268,992	5,598,079	0	10,091,665

(1)	Payable in cash in a lump sum.

(2)	Value (based on the closing market price of the Common Stock on January 29, 2016 of $71.66) of unvested in-the-money stock options that would become vested upon a change-in-control of the Company.

The stock options will also become vested in the event the executive terminates employment due to death or disability or, in the case of Mr. Niblock, in the event of retirement. The options granted to Messrs. Hull, Damron and Jones and Ms. Ausura will become exercisable in the event of retirement in accordance with the original three-year vesting schedule and remain exercisable until their expiration dates. Retirement for this purpose is defined as termination of employment with the approval of the Board on or after the date the executive has satisfied an age and service requirement, provided the executive has given the Board advance notice of such retirement. Mr. Niblock has satisfied the age and service requirement for retirement specified in his award agreements. Messrs. Hull, Damron and Jones will satisfy the age and service requirement for retirement once the executive’s age in addition to years of service equals at least 70; provided the executive is at least 55 years old. Ms. Ausura has satisfied the age and service requirement.

(3)	Value (based on the closing market price of the Common Stock on January 29, 2016 of $71.66) of unvested shares of restricted stock and the target number of performance shares that would become vested upon a change-in-control of the Company.

The restricted stock will also become vested in the event the executive terminates employment due to death or disability or, in the case of Mr. Niblock, in the event of retirement. The RSAs granted to Messrs. Hull, Damron and Jones and Ms. Ausura will vest upon retirement, but will not be available to the executive until the original vesting date. In the event the executive terminates employment due to death, disability or retirement during the performance period for the performance shares, the performance shares will remain outstanding and will be earned or forfeited following the end of the performance period based on the Company’s performance during the performance period. Retirement for this purpose has the same meaning as for the stock awards as described in Footnote 2 above.

VIII. COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Sandra B. Cochran, Richard W. Dreiling, Dawn E. Hudson, Robert L. Johnson, Marshall O. Larsen, Richard K. Lochridge and Eric C. Wiseman served on the Compensation Committee in fiscal 2015. None of the directors who served on the Compensation Committee in fiscal 2015 has ever served as one of the Company’s officers or employees or had any relationship with the Company or any of its subsidiaries during fiscal 2015 pursuant to which disclosure would be required under the SEC rules pertaining to the disclosure of transactions with related persons. During fiscal 2015, none of the Company’s executive officers served as a director or member of the compensation committee (or other committee performing similar functions) of any other entity of which an executive officer of such other entity served on the Company’s Board or the Compensation Committee.

Lowe’s Notice of Annual Meeting and Proxy Statement

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management of the Company. Based on such review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2016.

Eric C. Wiseman, Chair

Sandra B. Cochran

Richard W. Dreiling

Robert L. Johnson

Marshall O. Larsen

Richard K. Lochridge

Equity Compensation Plan Information

The following table provides information as of January 29, 2016 with respect to stock options and stock unit awards outstanding and shares available for future awards under all of Lowe’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)(2)

	(a)	(b)	(c)

Equity compensation plans approved by security holders	7,559,161	42.18	60,326,609(3)

Equity compensation plans not approved by security holders	0	0	0

Total	7,559,161	42.18	60,326,609(3)

(1)	Column (a) contains information regarding stock options and deferred, performance and restricted stock units only; there are no warrants or stock appreciation rights outstanding. As of January 29, 2016, there were 919,112 PSUs outstanding. Column (a) includes 1,378,636 PSUs which is equal to the maximum number of PSUs that would be earned if the maximum performance goals were achieved. The weighted-average exercise price shown in column (b) does not take into account deferred, performance or restricted stock units because they are granted outright and do not have an exercise price.

(2)	In accordance with SEC rules, this column does not include shares available under the Lowe’s 401(k) Plan.

(3)	Includes the following:

*	36,070,711 shares available for grants of stock options, stock appreciation rights, stock awards, performance shares, and deferred, performance and restricted stock units to key employees and outside directors under the Lowe’s Companies, Inc. 2006 Long Term Incentive Plan (the “LTIP”). Stock options granted under the LTIP have terms of seven or ten years, with one-third of each grant vesting each year for three years, and are assigned an exercise price equal to the closing market price of a share of Common Stock on the date of grant. No awards may be granted under the LTIP after 2024.

*	24,255,898 shares available for issuance under the Lowe’s Companies Employee Stock Purchase Plan—Stock Options for Everyone. Eligible employees may purchase shares of Common Stock through after-tax payroll deductions. The purchase price of this stock is equal to 85% of the closing price on the date of purchase for each semi-annual stock purchase period.

Lowe’s Notice of Annual Meeting and Proxy Statement

Related Person Transactions

POLICY AND PROCEDURES FOR REVIEW, APPROVAL OR RATIFICATION OF RELATED PERSON TRANSACTIONS

The Company has a written policy and procedures for the review, approval or ratification of any transactions that could potentially be required to be reported under the SEC rules for disclosure of transactions in which related persons have a direct or indirect material interest (the “Policy”). Related persons include directors and executive officers of the Company and members of their immediate families. The Company’s General Counsel and Chief Compliance Officer is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers about any such transactions. He is also responsible for making a recommendation, based on the facts and circumstances in each instance, on whether the Company or the related person has a material interest in the transaction.

The Policy, which is administered by the Governance Committee of the Board of Directors, includes several categories of pre-approved transactions with related persons, such as employment of executive officers and certain banking-related services. For transactions that are not pre-approved, the Governance Committee, in determining whether to approve or ratify a transaction with a related person, takes into account, among other things, (i) whether the transaction would violate the Company’s Code of Business Conduct and Ethics, (ii) whether the transaction is on terms no less favorable than terms generally available to or from an unaffiliated third party under the same or similar circumstances and (iii) the extent of the related person’s interest in the transaction as well as the importance of the interest to the related person. No director may participate in any discussion or approval of a transaction for which he or she or a member of his or her immediate family is a related person.

APPROVED RELATED PERSON TRANSACTIONS

Ronnie E. Damron, our former Senior Vice President of Multi-Channel Testing and Commercialization, is the brother of the Company’s Chief Operating Officer, Rick D. Damron. For fiscal 2015, Ronnie E. Damron received a base salary of $309,000 and an annual incentive award of $231,750. He also received a matching contribution of $12,272 under the BRP, dividends on unvested restricted stock of $8,850 and a grant of 1,280 PSUs. His compensation was established by the Company in accordance with its employment and compensation practices applicable to employees with equivalent qualifications and responsibilities and holding similar positions. The Compensation Committee of the Board, which is comprised entirely of independent directors, reviewed and approved the compensation paid to him. Rick D. Damron does not have a material interest in the Company’s employment relationship with Ronnie E. Damron, nor do they share a home.

Ronnie E. Damron’s employment with the Company ended, effective December 12, 2015. Under the severance agreement entered into with Mr. Damron, the Company provided to him a cash severance benefit of $207,981 and a transition subsidy of $4,375.

Audit Matters

REPORT OF THE AUDIT COMMITTEE

This report by the Audit Committee is required by the SEC rules. It is not to be deemed incorporated by reference by any general statement which incorporates by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, and it is not to be otherwise deemed filed under either such Act.

Lowe’s Notice of Annual Meeting and Proxy Statement

The Audit Committee has six members, all of whom are independent directors as defined by the Categorical Standards, Section 303A.02 of the NYSE Listed Company Manual and Rule 10A-3(b)(1)(ii) of the Exchange Act. Each member of the Audit Committee is “financially literate,” as that term is defined by the NYSE rules, and qualified to review and assess financial statements. The Board of Directors has determined that more than one member of the Audit Committee qualifies as an “audit committee financial expert” as such term is defined by the SEC, and has designated Raul Alvarez, Chair of the Audit Committee, as an “audit committee financial expert.”

The Audit Committee reviews the general scope of the Company’s annual audit and the fees charged by the Company’s independent registered public accounting firm, determines duties and responsibilities of the internal auditors, reviews financial statements and accounting principles being applied thereto and reviews audit results and other matters relating to internal control and compliance with the Company’s Code of Business Conduct and Ethics.

In carrying out its responsibilities, the Audit Committee has:

●	reviewed and discussed the audited consolidated financial statements with management;

●	met periodically with the Company’s Vice President of Internal Audit and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting;

●	discussed with the independent registered public accounting firm those matters required to be discussed by Auditing Standard No. 16, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”), and the matters required to be reported to the Audit Committee by the independent registered public accounting firm pursuant to SEC Regulation S-X, Rule 2.07;

●	received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and

●	reviewed and discussed with management and the independent registered public accounting firm management’s report and the independent registered public accounting firm’s report on the Company’s internal control over financial reporting and attestation on internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002.

Based on the reviews and discussions noted above and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2016.

Raul Alvarez, Chair

David W. Bernauer

Angela F. Braly

Laurie Z. Douglas

James H. Morgan

Bertram L. Scott

Lowe’s Notice of Annual Meeting and Proxy Statement

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The aggregate fees billed to the Company for each of the last two fiscal years by the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, were:

	Fiscal 2015 ($)	Fiscal 2014 ($)

Audit Fees(1)	3,199,886	3,106,608

Audit-Related Fees(2)	211,422	198,140

Tax Fees(3)	42,754	0

All Other Fees(4)	721,807	662,213

(1)	Audit Fees consist of fees billed by the independent registered public accounting firm for professional services for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q and services provided by the independent registered public accounting firm in connection with the Company’s statutory filings for the last two fiscal years. Audit fees also include fees for professional services rendered for the audit of the Company’s internal control over financial reporting.

(2)	Audit-Related Fees consist of fees billed by the independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements, and include audits of the Company’s employee benefit plans and other consultations concerning financial accounting and reporting standards.

(3)	Tax Fees consist of fees billed by the independent registered public accounting firm in fiscal 2015 for tax compliance, planning and advice.

(4)	All Other Fees consist of fees billed by the independent registered public accounting firm for training and subscriptions and a marketing mix modeling project.

The Audit Committee has considered whether the provision of this level of audit-related and tax compliance, advice and planning services is compatible with maintaining the independence of Deloitte & Touche LLP. The Audit Committee, or the Chair of the Audit Committee pursuant to a delegation of authority from the Audit Committee set forth in the Audit Committee’s charter, approves the engagement of Deloitte & Touche LLP to perform all such services before Deloitte & Touche LLP is engaged to render them.

Proposal 2: Approval of the Lowe’s Companies, Inc. 2016 Annual Incentive Plan

The Board of Directors proposes that shareholders approve the Lowe’s Companies, Inc. 2016 Annual Incentive Plan (the “Annual Plan”). The Compensation Committee adopted the Annual Plan on March 17, 2016, subject to approval by the Company’s shareholders.

Section 162(m) of the Internal Revenue Code limits the Company’s deduction for federal income tax purposes for compensation paid in a taxable year to the Chief Executive Officer or the three other highest-compensated executive officers of the Company (other than the Chief Financial Officer). Compensation that is considered performance-based compensation under Section 162(m) of the Internal Revenue Code is not subject to the deduction limitation if certain conditions are met. One of the conditions is that the shareholders approve the material terms of the Annual Plan every five years. It has been five years since the Company’s shareholders approved the Company’s annual incentive plan. You are being asked to approve the Annual Plan to preserve the Company’s federal income tax deduction for the performance-based compensation paid under the Annual Plan to senior executives.

Lowe’s Notice of Annual Meeting and Proxy Statement

The Annual Plan provides the Compensation Committee more flexibility in determining the performance objectives for annual incentive awards and expressly requires participants to comply with any clawback or recoupment policy adopted by the Company. Other than those changes, the principal features of the Annual Plan are unchanged from the terms of the annual incentive plan approved by the Company’s shareholders in 2006 and 2011.

The more significant features of the Annual Plan are described below. This summary is subject, in all respects, to the terms of the Annual Plan, which is attached as Appendix C to this Proxy Statement.

ADMINISTRATION

The Compensation Committee or a subcommittee of the Compensation Committee, all of whose members are outside directors, will administer the Annual Plan. The Compensation Committee will have the authority to grant cash awards upon such terms (not inconsistent with the terms of the Annual Plan) as it considers appropriate. In addition, the Compensation Committee will have complete authority to interpret all provisions of the Annual Plan, to adopt, amend and rescind rules and regulations pertaining to the administration of the Annual Plan and to make all other determinations necessary or advisable for the administration of the Annual Plan.

The Annual Plan provides that no member of the Board of Directors, the Compensation Committee or any employee of the Company will be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Annual Plan. The Company will indemnify each such person for any liability or expense (including attorneys’ fees) resulting from any action, suit or proceeding to which such person may be a party by reason of any action taken or omitted to be taken under the Annual Plan.

ELIGIBILITY

Any person who, during the term of the Annual Plan, is an employee of the Company or any subsidiary of the Company is eligible to participate under the Annual Plan. The Compensation Committee determines which employees will be participants under the Annual Plan. The Company anticipates that approximately 23 Senior Vice President-level and above employees will be eligible to receive awards under the Annual Plan.

PERFORMANCE OBJECTIVES

Annual Plan participants will receive awards under the Annual Plan after the end of a fiscal year if performance objectives established by the Compensation Committee are achieved during the fiscal year. The Compensation Committee will establish the performance objectives at the start of each fiscal year for the purpose of determining when an award subject to one or more of the performance objectives has been earned. Performance objectives may be Company-wide objectives or objectives related to the performance of the individual participant or of a subsidiary, division, department, region, business unit or function within the Company or subsidiary.

Performance objectives will be specified absolute or relative (i.e., in relation to a peer group of companies) levels of, or growth in, one or more of the following: (i) the Company’s net earnings or pre-tax earnings, (ii) the Company’s net earnings or pre-tax earnings in relation to non-cash beginning assets (beginning assets less beginning cash and short-term investments), (iii) the achievement by the Company, a subsidiary or an operating unit of stated objectives with respect to profitability, return on equity, earnings per share, total earnings, return on capital or return on assets, (iv) Fair Market Value (as defined in the Annual Plan), (v) revenues, (vi) total shareholder return, (vii) operating earnings or margin, (viii) economic profit or value created, (ix) strategic business criteria consisting of one or more objectives based on meeting specified goals relating to market share or penetration, geographic business expansion, cost targets, customer satisfaction or loyalty, brand recognition, employee satisfaction, human resources management, leadership effectiveness, diversity, employee health, employee safety, productivity, supervision of litigation or information technology, cybersecurity, sustainability or acquisitions or divestitures of subsidiaries, affiliates or joint ventures, (x) inventory, inventory turns or inventory shrinkage, (xi) receivables turnover, (xii) stocking and other labor hours, (xiii) markdowns or (xiv) any combination of the foregoing.

Lowe’s Notice of Annual Meeting and Proxy Statement

PAYMENT OF AWARDS

All awards under the Annual Plan for a fiscal year will be paid in cash following the end of the fiscal year. The maximum individual award that can be made under the Annual Plan for a fiscal year is the lesser of (i) $7,000,000 or (ii) 500% of the individual’s base salary as of the date of grant of the award.

AMENDMENT AND TERMINATION

The Compensation Committee may amend or terminate the Annual Plan from time to time, except that no amendment will become effective until shareholder approval is obtained if the amendment would increase the maximum amount that may be payable to a covered employee for a fiscal year.

FEDERAL INCOME TAX CONSEQUENCES

All cash awards paid under the Annual Plan are taxable to the participant when made. The Annual Plan has been designed to comply with Section 162(m) of the Internal Revenue Code and all awards under the Annual Plan should qualify as performance-based compensation. Therefore, the Company should be entitled to claim a federal income tax deduction for the full amount of any cash award paid under the Annual Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE ANNUAL PLAN. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation

As required by Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers in fiscal 2015, which is described in the “Compensation Discussion and Analysis” section of this Proxy Statement.

The fundamental philosophy of our executive compensation program is to align our executives’ pay to the overall Company growth and the effective execution of our business strategies. The primary objectives of our program are to:

●	Attract and retain executives who have the requisite leadership skills to support the Company’s strategic and long-term value creation objectives;

●	Maximize long-term shareholder value through alignment of executive and shareholder interests;

●	Align executive compensation with the Company’s business strategies, including delivering differentiated customer experiences, ensuring seamless integration across all selling channels and driving returns on invested capital; and

●	Target executive total compensation at the market median with an opportunity to earn above market pay when the Company delivers results that exceed performance targets.

Lowe’s Notice of Annual Meeting and Proxy Statement

The “Compensation Discussion and Analysis” section of this Proxy Statement provides a thorough description of how the Compensation Committee has designed and administered the executive compensation program to meet these objectives. That section includes an assessment performed by the Compensation Committee of the relationship between the compensation of Lowe’s Chief Executive Officer and Company performance over time. The assessment shown on page 39 indicates that Lowe’s Chief Executive Officer pay has historically been and continues to be strongly aligned with the Company’s performance and shareholder interests.

At the 2015 Annual Meeting of Shareholders, the Company provided shareholders with the opportunity to cast an advisory vote to approve the compensation of our named executive officers (commonly known as a “say-on-pay” vote), and shareholders overwhelmingly approved our named executive officer compensation with approximately 95% of the votes cast in favor. At the 2011 Annual Meeting of Shareholders, the Company also asked shareholders to indicate whether a say-on-pay vote should occur every one, two or three years, with the Board recommending an annual advisory vote. Because the Board views it as a good corporate governance practice, and because at the 2011 Annual Meeting of Shareholders more than 88% of the votes cast were in favor of an annual advisory vote, you will have the opportunity at the Annual Meeting, and again at the 2017 Annual Meeting of Shareholders, to provide feedback to the Compensation Committee on our executive compensation program by endorsing or not endorsing the compensation of the named executive officers through a non-binding vote on the following resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion (pages 25 through 49), is hereby APPROVED.

Even though the result of the say-on-pay vote is non-binding, the Compensation Committee values the opinions that shareholders express in their votes and will carefully consider the results of the vote when making future executive compensation decisions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RESOLUTION. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

Lowe’s Notice of Annual Meeting and Proxy Statement

Proposal 4: Ratification of the Appointment of Independent Registered Public Accounting Firm

We are asking our shareholders to ratify the appointment of Deloitte & Touche LLP as Lowe’s independent registered public accounting firm for fiscal 2016.

The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. The Audit Committee has appointed Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for fiscal 2016. Deloitte & Touche LLP has served as the Company’s independent registered public accounting firm since 1982 and is considered by management to be well qualified. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. Further, in conjunction with the mandated rotation of the independent registered public accounting firm’s lead engagement partner, the Audit Committee is involved in the selection of Deloitte & Touche LLP’s new lead engagement partner. The Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.

Although shareholder ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise, the Board of Directors is submitting the appointment of Deloitte & Touche LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP as the Company’s independent registered public accounting firm. In addition, even if the shareholders ratify the appointment of Deloitte & Touche LLP, the Audit Committee, in its discretion, may appoint a different independent accounting firm at any time during the year if the Audit Committee determines that a change is in the best interests of the Company and its shareholders.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, where they will have the opportunity to make a statement if they desire to do so. They also are expected to be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2016. PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

Lowe’s Notice of Annual Meeting and Proxy Statement

Proposal 5: Shareholder Proposal Regarding Annual Sustainability Report

David Brook has informed the Company that he intends to present the proposal set forth below for consideration at the Annual Meeting, which is printed exactly as it was submitted. The address and number of the Company’s shares held by the proponent will be promptly provided upon oral or written request made to the Company’s Secretary.

LOWE’S NEEDS FREESTANDING SUSTAINABILITY REPORTING:

WHEREAS: Reporting and rigorously managing environmental, social and governance (“ESG”) business practices make a company more responsive to a global business environment characterized by finite natural resources, corporate social responsibility and heightened public expectations.

REPORTING helps companies integrate and gain value from existing sustainability efforts, identify gaps and opportunities and publicize innovative practices.

THE LINK between strong sustainability management and value creation is increasingly evident. A 2012 review by Deutsche Bank of 100 academic studies, 56 research papers, two literature reviews and four meta-studies on sustainable investing found 89% of studies demonstrated that companies with high ESG ratings also show market-based outperformance and 85% of the studies indicated these companies experience accounting-based outperformance.

INVESTORS seek disclosure of companies’ ESG practices, as reflected in the growth of sustainability-focused investor groups. The Investor Network on Climate Risk supports 100 investors with assets totaling $10 trillion. One thousand signatories to the (UN) Principles for Responsible Investment, representing over $30 trillion in assets have publicly pledged to incorporate ESG factors into investment decisions and request standardized reporting on ESG issues.

CORPORATIONS recognize the value of sustainability reporting as evidenced by the large increase in corporations now reporting. The Governance & Accountability Institute reports that 19% of S&P 500 companies published at least one sustainability report during the periods 2006–2010. By May 2012, 53% of S&P 500 companies had issued a sustainability report.

LOWE’S COMPANIES, INC. (“Lowe’s”) operates more than 1830 stores in the U.S., Canada and Mexico. Lowe’s has no organized, transparent sustainability integration system and it has yet to establish any true sustainability reporting, including supply chain sustainability reporting. CERES, a leading advocacy organization for promoting sustainable corporate leadership published a 2014 “Roadmap for Sustainability” report evaluating 613 companies and Lowe’s ranked lower ratings on sustainability governance issues, like, greenhouse gas emissions, energy efficiency, human rights and supply chain policies. Absent disclosures regarding policies and practices aimed at addressing ESG impacts of its operations, investors are limited in their ability to understand Lowe’s related business risks and opportunities. Any present ESG reporting by Lowe’s does not adequately cover these topics. Lowe’s is missing a critical reporting opportunity that its biggest competitor has now embraced.

RESOLVED: Shareholders request the Board of Directors issue an annual independently verified stand-alone Sustainability Report describing Lowe’s short- and long-term responses to ESG-related issues. The report should include, where feasible, objective statistical indicators and goals relating to each issue, identify who in Lowe’s supply chain performs sustainability reporting, be prepared at a reasonable cost, omit proprietary information and be made available to shareholders by June 1, 2016.

Lowe’s Notice of Annual Meeting and Proxy Statement

SUPPORTING STATEMENT: The report should address relevant policies, metrics and goals on topics such as: greenhouse gas emissions, water/wastewater management, waste minimization, energy efficiency, vendor standards, human rights and relevant environmental and social impacts. I recommend Lowe’s use Global Reporting Initiative’s (GRI) Sustainability Reporting Guidelines with independent third-party reviewers. GRI is an international organization with representatives from business, environmental, human rights and labor communities. These Guidelines provide a flexible reporting system.

Lowe’s Board of Directors’ Statement OPPOSING this shareholder proposal.

Lowe’s is committed to building a better company by reducing the environmental impact of our activities and promoting the sustainability of the natural resources we use. With more than 1,855 home improvement and hardware stores, we manage our operations to reduce our environmental footprint and generate cost savings. Lowe’s provides information regarding our sustainability efforts in our annual Social Responsibility Report, which is available on www.Lowes.com/investor, our Annual Report on Form 10-K and our annual report submitted to the Carbon Disclosure Project. We actively engage external groups and relevant stakeholders on a regular basis to discuss areas of opportunities for improvement. We are proud of our sustainability accomplishments and are committed to meeting the goals that we have set for our company. We believe that our public statements, track record and current initiatives reflect our commitment to reducing the environmental impact of our activities.

We publish sustainability accomplishments and update our goals each year in our Social Responsibility Report where we provide sustainability-related disclosures regarding energy and carbon, recycling and waste, logistics, water conservation, the products we sell, and responsible wood sourcing. Our Social Responsibility Report uses the Global Reporting Initiative (GRI) G4 Sustainability Reporting Guidelines to advise our reporting. Below is a list of some of our sustainability accomplishments in 2014:

●	Replaced approximately 1.6 million fluorescent lamps with lower-wattage lamps, saving enough electricity to power 14 stores for one year.

●	Piloted a new energy management system (EMS) at 30 Lowe’s stores, which is designed to identify, in real time, operational issues that can lead to excessive energy use.

●	Prioritized increased waste audits to better understand our waste stream and to identify recycling opportunities for lightweight materials.

●	Recycled 304 tons of rechargeable batteries, 37 tons of compact fluorescent lights and 3,503 tons of plastic bags, shrink wrap, stretch film and plastic bottles.

In light of our existing efforts, accomplishments and reporting, we believe that a stand-alone sustainability report, as described in the proposal, would be duplicative of the sustainability reporting that we currently provide and would not be an effective use of our company’s resources nor in the best interests of our company or its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL. UNLESS OTHERWISE SPECIFIED, PROXIES WILL BE VOTED “AGAINST” THE PROPOSAL.

Proposal 6: Shareholder Proposal Regarding Proxy Access

John Chevedden has informed the Company that he intends to present the proposal set forth below for consideration at the Annual Meeting, which is printed exactly as it was submitted. The address and number of the Company’s shares held by the proponent will be promptly provided upon oral or written request made to the Company’s Secretary.

Lowe’s Notice of Annual Meeting and Proxy Statement

Proposal 6 — Shareholder Proxy Access

RESOLVED: Shareholders ask our board of directors to adopt, and present for shareholder approval, a “proxy access” bylaw as follows:

Require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or an unrestricted number of shareholders forming a group (the “Nominator”) that meets the criteria established below.

Allow shareholders to vote on such nominee on the Company’s proxy card.

The number of shareholder-nominated candidates appearing in proxy materials should not exceed one quarter of the directors then serving or two, whichever is greater. This bylaw should supplement existing rights under Company bylaws, providing that a Nominator must:

a) have beneficially owned 3% or more of the Company’s outstanding common stock, including recallable loaned stock, continuously for at least three years before submitting the nomination;

b) give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission (SEC) rules about (i) the nominee, including consent to being named in proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and

c) certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company’s proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business, not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the “Statement”). The Board should adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority given to multiple nominations exceeding the one-quarter limit. No additional restrictions that do not apply to other board nominees should be placed on these nominations or re-nominations.

Proxy access would “benefit both the markets and corporate boardrooms, with little cost or disruption,” raising US market capitalization by up to $140 billion. This is according to a cost-benefit analysis by the Chartered Financial Analyst Institute, Proxy Access in the United States: Revisiting the Proposed SEC Rule.

Please vote to enhance shareholder value:

Shareholder Proxy Access — Proposal 6

Lowe’s Board of Directors’ Statement OPPOSING this shareholder proposal.

In March 2016, the Board amended our Bylaws to implement proxy access. As amended, our Bylaws permit a shareholder, or a group of up to 20 shareholders, owning 3% or more of our outstanding Common Stock continuously for at least three years to nominate and include in our proxy materials director nominees constituting up to the greater of (i) two or (ii) 20% of the Board or, if such amount is not a whole number, the closest whole number below 20%, provided that the shareholder(s) and the nominee(s) satisfy the requirements in our Bylaws applicable for all director nominees.

Lowe’s Notice of Annual Meeting and Proxy Statement

Our Governance Committee and Board closely monitored proxy access developments and discussed the topic at four separate meetings prior to the Board adopting proxy access. Specifically, in considering whether to recommend that the Board adopt proxy access, our Governance Committee reviewed the proxy voting guidelines of our major shareholders; the voting policies of the major proxy advisory firms; proxy access bylaws adopted by other public companies; feedback from you, our shareholders; advice from our outside advisors and the availability of other methods by which our shareholders can seek to influence the decisions of the Board, including nominating directors pursuant to the advance notice provisions in our Bylaws. We also contacted many of our shareholders to get their thoughts on proxy access and the specific terms that they believed would be appropriate for Lowe’s. Our shareholders generally supported proxy access even though they did not share a common view on the terms under which proxy access should be adopted. Based on the information available to the Board as well as its own deliberations on the topic, the Board adopted proxy access bylaws that it believes are accessible and responsive to our shareholders.

At Lowe’s, we believe in governance that enhances the way we run the business, provides strong alignment with shareholders, and keeps our company safe and secure. Our current corporate governance structure reflects a strong commitment to effective governance practices, accountability to our shareholders, best practices and feedback provided from our shareholders. Below are highlights of our corporate governance practices:

●	Independent Board—All of our directors, with the exception of our Chairman, President and Chief Executive Officer, are independent.

●	Annual Election of Directors—Each of our directors serves a one-year term and stands for re-election at each annual meeting.

●	Diversity and Board Refreshment—Our Governance Committee is responsible for identifying and recommending individuals to the Board and is committed to having diverse individuals from different backgrounds with varying perspectives, professional experience, education and skills serving as members of the Board. We regularly evaluate our Board composition and engage in Board succession planning and, in fiscal 2015, the Board elected three new, highly qualified members.

The Board will continue to evaluate appropriate corporate governance measures and changes to our governance structure, policies and practices that it believes will serve the best interests of Lowe’s and its shareholders. In light of the carefully considered proxy access bylaws adopted earlier this year, the Board believes that this proposal is unnecessary.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” THIS SHAREHOLDER PROPOSAL. UNLESS OTHERWISE SPECIFIED, PROXIES WILL BE VOTED “AGAINST” THE PROPOSAL.

Additional Information

DELIVERY OF PROXY MATERIALS

As permitted by the Exchange Act, only one copy of this Proxy Statement and the 2015 Annual Report to Shareholders, or the Notice of Internet Availability of Proxy Materials, as applicable, is being delivered to shareholders residing at the same address, unless such shareowners have notified the Company of their desire to receive multiple copies of proxy statements, annual reports or notices.

Lowe’s Notice of Annual Meeting and Proxy Statement

The Company will promptly deliver, upon oral or written request, a separate copy of this Proxy Statement, the 2015 Annual Report to Shareholders or the Notice of Internet Availability of Proxy Materials, as applicable, to any shareholder residing at a shared address to which only a single copy was mailed. Requests for additional copies of this Proxy Statement, the 2015 Annual Report to Shareholders, or the Notice of Internet Availability of Proxy Materials, and/or requests for multiple copies of future proxy statements, annual reports or notices should be directed to Lowe’s Companies, Inc., Investor Relations Department, 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117, 1-800-813-7613.

Shareholders residing at the same address and currently receiving multiple copies of proxy statements, annual reports or notices may contact Lowe’s Investor Relations Department at the address and phone number above to request that only a single copy be mailed in the future.

ELECTRONIC DELIVERY OF PROXY MATERIALS

Shareholders can elect to view future proxy materials and annual reports over the Internet instead of receiving paper copies in the mail. If you received a paper copy of this year’s proxy materials by mail, you may register for electronic delivery of future proxy materials by following the instructions provided on your proxy card or voting instruction form. If you received only a Notice of Internet Availability of Proxy Materials by mail, you may register for electronic delivery of future proxy materials by following the instructions provided when you vote online at the Internet site address listed on your Notice.

Choosing to receive your future proxy materials by e-mail will help the Company conserve natural resources and reduce the costs of printing and distributing its proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

SHAREHOLDER PROPOSALS FOR THE 2017 ANNUAL MEETING

Proposals of shareholders intended to be included in the Company’s proxy materials for its 2017 Annual Meeting of Shareholders must be received by the Company on or before December 12, 2016. Such proposals must also comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Proposals should be addressed to the attention of Ross W. McCanless, General Counsel, Secretary and Chief Compliance Officer, at Lowe’s Companies, Inc., 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117, or faxed to his attention at (704) 757-0598.

In addition, (i) shareholder proposals and shareholder nominations for candidates for election as directors submitted for consideration at the 2017 Annual Meeting of Shareholders but not submitted for inclusion in the Company’s proxy materials for that meeting pursuant to Rule 14a-8 and (ii) director nominees submitted to the Company pursuant to its proxy access bylaws to be included in the Company’s proxy materials for the 2017 Annual Meeting of Shareholders must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 120 days nor more than 150 days prior to the first anniversary of the date of the Annual Meeting. As a result, notice given by a shareholder pursuant to the provisions of the Company’s Bylaws (other than notice pursuant to Rule 14a-8) must be received no earlier than December 28, 2016 and no later than January 27, 2017. However, if the date of the 2017 Annual Meeting of Shareholders is moved more than 30 days before or more than 60 days after May 27, 2017, then notice by the shareholder must be delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement (as defined in the Company’s Bylaws) of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Shareholder proposals (including proxy access director nominations) must include the specified information concerning the proposal or nominee as described in the Company’s Bylaws.

Lowe’s Notice of Annual Meeting and Proxy Statement

ANNUAL REPORT

The Annual Report to Shareholders, which includes the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2016, accompanies this Proxy Statement. The Annual Report is also posted at the following website addresses: www.Lowes.com/investor and www.proxyvote.com. The Annual Report and the Form 10-K, which contains the Company’s consolidated financial statements and other information about the Company, are not incorporated by reference in this Proxy Statement and are not to be deemed a part of the proxy soliciting material. The Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2016 is also available upon written request addressed to Lowe’s Companies, Inc., Investor Relations Department, 1000 Lowe’s Boulevard, Mooresville, North Carolina 28117.

Lowe’s Notice of Annual Meeting and Proxy Statement

Appendix A

CATEGORICAL STANDARDS FOR DETERMINATION OF DIRECTOR INDEPENDENCE

Lowe’s Notice of Annual Meeting and Proxy Statement

CATEGORICAL STANDARDS FOR DETERMINATION OF DIRECTOR INDEPENDENCE

It has been the long-standing policy of Lowe’s Companies, Inc. (the “Company”) to have a substantial majority of independent directors. No director qualifies as independent under the New York Stock Exchange (“NYSE”) corporate governance rules unless the board of directors affirmatively determines that the director has no material relationship with the Company. The NYSE’s corporate governance rules include several “bright line” tests for director independence. No director who has a direct or indirect relationship that is covered by one of those tests shall qualify as an independent director.

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The Board of Directors has determined that the following relationships with the Company, either directly or indirectly, will not be considered material relationships for purposes of determining whether a director is independent:

●	Relationships in the ordinary course of business. Relationships involving (1) the purchase or sale of products or services or (2) lending, deposit, banking or other financial service relationships, either by or to the Company or its subsidiaries and involving a director, his or her immediate family members, or an organization of which the director or an immediate family member is a partner, shareholder, officer, employee or director if the following conditions are satisfied:

●	any payments made to, or payments received from, the Company or its subsidiaries in any single fiscal year within the last three years do not exceed the greater of (i) $1 million or (ii) 2% of such other organization’s consolidated gross revenues;

●	the products and services are provided in the ordinary course of business and on substantially the same terms and conditions, including price, as would be available either to similarly situated customers or current employees;

●	the relationship does not involve consulting, legal, or accounting services provided to the Company or its subsidiaries; and

●	any extension of credit was in the ordinary course of business and was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other similarly situated borrowers.

●	Relationships with organizations to which a director is connected solely as a shareholder or partner. Any other relationship between the Company or one of its subsidiaries and a company (including a limited liability company) or partnership to which a director is connected solely as a shareholder, member or partner as long as the director is not a principal shareholder or partner of the organization. For purposes of this categorical standard, a person is a principal shareholder of a company if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls, or has the power to vote more than 10% of any class of voting securities of the company. A person is a principal partner of a partnership if he or she directly or indirectly, or acting in concert with one or more persons, owns, controls, or has the power to vote a 25% or more general partnership interest, or more than a 10% overall partnership interest. Shares or partnership interests owned or controlled by a director’s immediate family member who shares the director’s home are considered to be held by the director.

●	Contributions to charitable organizations. Contributions made or pledged by the Company, its subsidiaries, or by any foundation sponsored by or associated with the Company or its subsidiaries to a charitable organization of which a director or an immediate family member is an executive officer, director, or trustee if the following conditions are satisfied:

●	within the preceding three years, the aggregate amount of such contributions during any single fiscal year of the charitable organization did not exceed the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues for that fiscal year; and

●	the charitable organization is not a family foundation created by the director or an immediate family member.

A-1

Lowe’s Notice of Annual Meeting and Proxy Statement

For purposes of this categorical standard, contributions made to any charitable organization pursuant to a matching gift program maintained by the Company or by its subsidiaries or by any foundation sponsored by or associated with the Company or its subsidiaries shall not be included in calculating the materiality threshold set forth above.

●	Equity relationship. If the director, or an immediate family member, is an executive officer of another organization in which the Company owns an equity interest, and if the amount of the Company’s interest is less than 10% of the total voting interest in the other organization.

●	Stock ownership. The director is the beneficial owner (as that term is defined under Rule 13d of the Securities Exchange Act of 1934, as amended) of less than 10% of the Company’s outstanding capital stock.

●	Other family relationships. A relationship involving a director’s relative who is not an immediate family member of the director.

●	Employment relationship. The director has not been an employee of the Company or any of its subsidiaries during the last five years.

●	Employment of immediate family members. No immediate family member of the director is a current employee, or has been an executive officer during the last five years, of the Company or any of its subsidiaries.

●	Relationships with acquired or joint venture entities. In the last five years, the director has not been an executive officer, founder or principal owner of a business organization acquired by the Company, or of a firm or entity that was part of a joint venture or partnership including the Company.

●	Voting arrangements. The director is not a party to any contract or arrangement with any member of the Company’s management regarding the director’s nomination or election to the Board, or requiring the director to vote with management on proposals brought before the Company’s shareholders.

Definitions of Terms Used in these Categorical Standards

●	“Immediate Family Member” includes a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares such person’s home.

●	“Executive Officer” means the president, any vice-president in charge of a principal business unit, division or function (such as sales, administration or finance) or any other person who performs similar policy-making functions for an organization.

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Lowe’s Notice of Annual Meeting and Proxy Statement

Appendix B

NON-GAAP FINANCIAL PERFORMANCE MEASURES

Lowe’s Notice of Annual Meeting and Proxy Statement

NON-GAAP FINANCIAL PERFORMANCE MEASURES

The Company prepares its financial statements and reports in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Company’s executive compensation program for fiscal 2015 uses earnings before interest and taxes (“EBIT”), Adjusted EBIT (as defined on page 26) and return on non-cash average assets (“RONCAA”) as measures of the Company’s financial performance for purposes of determining the incentive compensation earned by executives under the program.

The Compensation Committee uses EBIT as a performance metric for annual incentive awards and RONCAA as a performance metric for long-term performance share unit awards. Both EBIT and RONCAA are described in detail in the “Compensation Discussion and Analysis” section beginning on page 25. The Compensation Committee believes these financial performance measures accurately assess the Company’s achievement of the financial goals established under the executive compensation program by the Compensation Committee. In addition, management believes that the use of these non-GAAP financial performance measures provides investors with additional insight for evaluating the Company’s financial and operating performance. However, these performance measures are not calculated in accordance with U.S. GAAP and should not be considered in isolation from, or as a substitute for, net earnings and other financial results reported in the Company’s financial statements prepared in accordance with U.S. GAAP.

The Company’s methods of determining these non-GAAP financial performance measures may differ from the methods used by other companies for these or similar non-GAAP financial performance measures. Accordingly, these non-GAAP financial performance measures may not be comparable to measures used by other companies.

Reconciliation of U.S. GAAP Net Earnings to EBIT and Adjusted EBIT

For purposes of calculating EBIT for the fiscal year ended January 29, 2016 to determine the annual incentive awards earned under the annual incentive plan for fiscal 2015, EBIT has been adjusted to exclude the impact of a non-cash impairment charge recognized in connection with the Company’s decision to exit its joint venture in Australia and the Acquired Facilities Dark Costs (as defined on page 36). The following table sets forth the reconciliation of the Company’s reported net earnings to the calculation of EBIT for the fiscal years ended February 3, 2012, February 1, 2013, January 31, 2014, January 30, 2015 and January 29, 2016, and Adjusted EBIT for the fiscal year ended January 29, 2016:

(In millions)	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015

Net earnings, as reported	$1,839	$1,959	$2,286	$2,698	$2,546

Interest—net	371	423	476	516	552

Income tax provision	1,067	1,178	1,387	1,578	1,873

EBIT	$3,277	$3,559	$4,149	$4,792	$4,971

Non-cash impairment charge in connection with the Company’s decision to exit its joint venture with Woolworths Limited in Australia*					530

Adjusted EBIT					$5,501

 *See the Company’s Annual Report on Form 10-K for the fiscal year ended January 29, 2016 for additional information.

Calculation of RONCAA

RONCAA is computed on an annual basis by dividing the Company’s EBIT for the year by the average of the Company’s non-cash assets as of the beginning and end of the fiscal year. Non-cash assets are comprised of total assets less cash and cash equivalents and short-term investments. The return percentages for each fiscal year in the performance period are averaged to yield a RONCAA measure for the three-year performance period. In calculating average RONCAA for purposes of determining attainment of the RONCAA goal for the PSUs (as defined on page 27), the computation for each year is based on amounts presented in the Company’s Annual Report on Form 10-K for that respective year, and is not adjusted to reflect the impacts of

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Lowe’s Notice of Annual Meeting and Proxy Statement

accounting pronouncements adopted in subsequent years. For purposes of determining the number of the PSUs that are to be earned and converted to shares of Company stock based on the Company’s average RONCAA over the 2013 through 2015 performance period, RONCAA for fiscal year 2015 includes the impact of a non-cash impairment charge recognized in connection with the Company’s decision to exit its joint venture in Australia and the Acquired Facilities Dark Costs. RONCAA for the 2011 through 2015 fiscal year performance periods, as well as the three-year average RONCAA for the 2013 through 2015 fiscal year performance periods, was calculated as follows:

Calculation of RONCAA

(In millions, except percentage data)	Fiscal 2011	Fiscal 2012	Fiscal 2013	Fiscal 2014	Fiscal 2015

Numerator

EBIT	$ 3,277	$ 3,559	$ 4,149	$ 4,792	$ 4,971

Denominator

Beginning of Year

Total assets	$33,499	$33,369	$32,441	$32,471	$31,721

Reversal of impact of accounting pronouncements adopted in fiscal 2015 that were applied retrospectively(1)	200	190	225	261	—

Total assets as originally presented in Form 10-K for each fiscal year, respectively	$33,699	$33,559	$32,666	$32,732	$31,721

Less:

Cash	652	1,014	541	391	466

Short-term investments	471	286	125	185	125

Non-cash assets	$32,576	$32,259	$32,000	$32,156	$31,130

End of Year

Total assets	$33,369	$32,441	$32,471	$31,721	$31,266

Reversal of impact of accounting pronouncements adopted in fiscal 2015 that were applied retrospectively(1)	190	225	261	106	—

Total assets as originally presented in Form 10-K for each fiscal year, respectively	$33,559	$32,666	$32,732	$31,827	$31,266

Less:

Cash	1,014	541	391	466	405

Short-term investments	286	125	185	125	307

Non-cash assets	$32,259	$32,000	$32,156	$31,236	$30,554

Average non-cash assets	$32,418	$32,130	$32,078	$31,696	$30,842

RONCAA	10.11%	11.08%	12.93%	15.12%	16.12%

RONCAA—three-year average			11.38%	13.05%	14.72%

(1)	When calculating average RONCAA, the Company does not adjust prior period amounts to reflect the retrospective application of accounting pronouncements that occur in subsequent years. In fiscal 2015, the Company adopted and retrospectively applied, Accounting Standards Update (“ASU”) 2015-03, Simplifying the Presentation of Debt Issuance Costs, and ASU 2015-17, Balance Sheet Classifications of Deferred Taxes. The adoption of these ASUs required reclassification of current deferred tax assets and liabilities to non-current, as well as reclassification of debt issuance costs from other assets to long-term debt, excluding current maturities. Therefore, to calculate average non-cash assets for each year, total assets presented within the schedule were adjusted to reflect the balances as originally reported in the respective year’s Annual Report on Form 10-K.

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Lowe’s Notice of Annual Meeting and Proxy Statement

Appendix C

LOWE’S COMPANIES, INC. 2016 ANNUAL INCENTIVE PLAN

Lowe’s Notice of Annual Meeting and Proxy Statement

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Lowe’s Notice of Annual Meeting and Proxy Statement

Article I

DEFINITIONS

For purposes of the Plan, the following terms shall have the following meanings:

(a)	“Award” means an incentive award which, subject to such terms and conditions as may be prescribed by the Committee, entitles a Participant to receive a cash payment from the Company or a Subsidiary pursuant to Article IV.

(b)	“Board” means the Board of Directors of the Company.

(c)	“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute, and applicable regulations.

(d)	“Committee” means the Compensation Committee of the Board or such other committee or subcommittee as may be designated by the Board or the Compensation Committee of the Board.

(e)	“Company” means Lowe’s Companies, Inc., a North Carolina corporation.

(f)	“Covered Employee” means a Participant who the Committee determines meets the definition of a covered employee as defined in Code Section 162(m)(3) and the regulations promulgated thereunder.

(g)	“Effective Date” means, subject to Article VII, February 1, 2016.

(h)	“Employee” means any person, including a member of the Board, who is employed by the Company or a Subsidiary.

(i)	“Fair Market Value” means, on any given date, the closing price of a share of common stock of the Company as reported on the New York Stock Exchange composite tape on such date, or if such common stock was not traded on the New York Stock Exchange on such day, then on the next preceding day that such common stock was traded on such exchange, all as reported by such source as the Committee may select.

(j)	“Participant” means an Employee who is granted an Award by the Committee.

(k)	“Performance-Based Compensation” means an Award that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

(l)	“Performance Objective” is defined in Section 4.2.

(m)	“Performance Period” is defined in Section 4.2.

(n)	“Plan” means the Lowe’s Companies, Inc. 2016 Annual Incentive Plan, as set forth herein and as amended from time to time.

(o)	“Subsidiary” means any corporation (other than the Company), limited liability company, partnership or other business organization of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

Article II

ELIGIBILITY

Awards may be granted to any Employee who is designated as a Participant from time to time by the Committee. The Committee shall determine which Employees shall be Participants, and the terms, conditions, and limitations applicable to each Award not inconsistent with the Plan. Designation by the Committee as a Participant for an Award in one period shall not confer on a Participant the right to participate in the Plan for any other period.

Lowe’s Notice of Annual Meeting and Proxy Statement

Article III

INCENTIVE AWARDS

Section 3.1

General

Awards may be granted to a Participant in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. The Committee, at the time an Award is made, shall specify the terms and conditions which govern the Award, which terms and conditions shall prescribe that the Award shall be earned only upon, and to the extent that, Performance Objectives as described in Section 4.2, are satisfied within a designated time. Different terms and conditions may be established by the Committee for different Awards and for different Participants.

Section 3.2

Performance Objectives; Performance Periods

(a) Establishment. The vesting and payment of Awards shall be contingent upon the degree of attainment of such performance goals (the “Performance Objectives”) over such period (the “Performance Period”) as shall be specified by the Committee at the time the Award is granted.

Performance Objectives shall be objectives established by the Committee for a Performance Period for the purpose of determining when an Award subject to one or more of such Performance Objectives has been earned. Performance Objectives may be Company-wide objectives or objectives related to the performance of the individual Participant or of a Subsidiary, division, department, region, business unit or function within the Company or Subsidiary.

Performance Objectives applicable to an Award to a Covered Employee shall be specified absolute or relative (i.e., in relation to a peer group of companies) levels of, or growth in, one or more of the following: (i) the Company’s net earnings or pre-tax earnings, (ii) the Company’s net earnings or pre-tax earnings in relation to non-cash beginning assets (beginning assets less beginning cash and short-term investments), (iii) the achievement by the Company, a Subsidiary or an operating unit of stated objectives with respect to profitability, return on equity, earnings per share, total earnings, return on capital or return on assets, (iv) Fair Market Value, (v) revenues, (vi) total shareholder return, (vii) operating earnings or margin, (viii) economic profit or value created, (ix) strategic business criteria consisting of one or more objectives based on meeting specified goals relating to market share or penetration, geographic business expansion, cost targets, customer satisfaction or loyalty, brand recognition, employee satisfaction, human resources management, leadership effectiveness, diversity, employee health, employee safety, productivity, supervision of litigation or information technology, cybersecurity, sustainability or acquisitions or divestitures of subsidiaries, affiliates or joint ventures, (x) inventory, inventory turns or inventory shrinkage, (xi) receivables turnover, (xii) stocking and other labor hours, (xiii) markdowns or (xiv) any combination of the foregoing.

Lowe’s Notice of Annual Meeting and Proxy Statement

(b) Performance Objective Adjustments. The Committee may adjust, modify or amend the Performance Objectives, either in establishing the Performance Objectives or in determining the extent to which any Performance Objective has been achieved. In particular, the Committee shall have the discretionary authority to make equitable adjustments to the Performance Objectives where necessary (i) in response to changes in applicable laws or regulations, (ii) to account for items of gain, loss or expense that are related to the disposal (or acquisition) of a business or change in accounting principles that was not anticipated, (iii) to account for unusual or non-recurring transactions that were not anticipated, or (iv) to reflect other unusual, non-recurring or unexpected items similar in nature to the foregoing as determined in good faith by the Committee. Any such adjustments may be made with respect to the performance of any Subsidiary, division or operating unit, as applicable, and shall be made in a consistent manner for year-to-year, and shall be made in accordance with the objectives of the Plan and the requirements of Section 162(m) of the Code.

Section 3.3

Payment of Awards

Awards shall be made to Participants in a single lump sum in cash at a time determined by the Committee, but in no event later than two and one-half months after the end of the fiscal year in which the Performance Period ends. In no event shall a Covered Employee receive an Award payment in any fiscal year that exceeds the lesser of (i) $7,000,000 or (ii) 500% of the Covered Employee’s base salary (prior to any salary reduction or deferral elections) as of the date of grant of the Award.

Section 3.4

Recoupment of Awards

The Committee may require that any current or former Participant reimburse the Company for all or any portion of any Award or rescind any payment pursuant to an Award to the extent required by any recoupment or clawback policy adopted by the Committee in its discretion or to comply with the requirements of any applicable law.

Article IV

ADMINISTRATION

Section 4.1

Committee Authority

The Plan shall be administered by the Committee. The Committee shall have all of the powers necessary to enable it to properly carry out its duties under the Plan. Not in limitation of the foregoing, the Committee shall have the power to construe and interpret the Plan and to determine all questions that shall arise thereunder. The Committee shall have such other and further specified duties, powers, authority and discretion as are elsewhere in the Plan either expressly or by necessary implication conferred upon it. The Committee may appoint such agents, who need not be members of the Committee, as it may deem necessary for the effective performance of its duties, and may delegate to such agents such powers and duties as the Committee may deem expedient or appropriate that are not inconsistent with the intent of the Plan to the fullest extent permitted under applicable law. The decision of the Committee or any agent of the Committee upon all matters within the scope of its authority shall be final and conclusive on all persons.

Lowe’s Notice of Annual Meeting and Proxy Statement

Section 4.2

Indemnification

No member of the Board, the Committee or any employee of the Company or a Subsidiary (each such person, an “Indemnified Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any award hereunder. Each Indemnified Person shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnified Person in connection with or resulting from any action, suit or proceeding to which such Indemnified Person may be a party or in which such Indemnified Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award and (b) any and all amounts paid by such Indemnified Person, with the Company’s approval, in settlement thereof, or paid by such Indemnified Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnified Person, provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnified Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Indemnified Person giving rise to the indemnification claim resulted from such Indemnified Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Restated Articles of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Indemnified Persons may be entitled under the Company’s Restated Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnified Persons or hold them harmless.

Article V

AMENDMENT AND TERMINATION

Section 5.1

Amendment of Plan

The Company has the right, at any time and from time to time, to amend in whole or in part any of the terms and provisions of the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate. No amendment shall be effective without approval of the shareholders of the Company if the amendment would increase the maximum amount payable to a Covered Employee as specified in Section 3.3.

Section 5.2

Termination of Plan

The Company expressly reserves the right, at any time, to suspend or terminate the Plan to the extent permitted by law for whatever reason(s) the Company may deem appropriate, including, without limitation, suspension or termination as to any Subsidiary, Employee, or class of Employees.

Section 5.3

Procedure for Amendment or Termination

Any amendment to the Plan or termination of the Plan shall be made by the Company by resolution of the Committee and shall not require the approval or consent of any Subsidiary or Participant to be effective to the extent permitted by law. Any amendment to the Plan or termination of the Plan may be retroactive to the extent not prohibited by applicable law.

Lowe’s Notice of Annual Meeting and Proxy Statement

Article VI

MISCELLANEOUS

Section 6.1

Rights of Employees

Status as an eligible Employee shall not be construed as a commitment that any Award will be made under the Plan to such eligible Employee or to eligible Employees generally. Nothing contained in the Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee any right to continue in the employ or service of the Company or any Subsidiary or constitute any contract or limit in any way the right of the Company to change such person’s compensation or other benefits or to terminate the employment or service of such person with or without cause.

Section 6.2

Unfunded Status

The Plan shall be unfunded. Neither the Company, any Subsidiary, the Committee, nor the Board shall be required to segregate any assets that may at any time be represented by Awards made pursuant to the Plan. Neither the Company, any Subsidiary, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan.

Section 6.3

Limits on Liability

Any liability of the Company or any Subsidiary to any Participant with respect to an Award shall be based solely upon contractual obligations created by the Plan. Neither the Company nor any Subsidiary nor any member of the Board or the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any action taken or not taken in good faith under the Plan. To the extent permitted by applicable law, the Company shall indemnify and hold harmless each member of the Board and the Committee from and against any and all liability, claims, demands, costs, and expenses (including the costs and expenses of attorneys incurred in connection with the investigation or defense of claims) in any manner connected with or arising out of any actions or inactions in connection with the administration of the Plan except for such actions or inactions which are not in good faith or which constitute willful misconduct.

Section 6.4

Interpretation

Unless otherwise expressly stated by the Committee with respect to an Award, each Award granted to a Covered Employee under the Plan is intended to be Performance-Based Compensation that is fully deductible by the Company for federal income taxes and not subject to the deduction limitation of Section 162(m) of the Code, and the Plan shall be construed or deemed amended to the extent possible to conform any Award to effect such intent. The Committee shall not have any discretion to determine that an Award will be paid to a Covered Employee if the Performance Objective for such Award is not attained.

Section 6.5

Code Section 409A

The Plan is intended to meet the short-term deferral exception under Code Section 409A such that payments made to Participants under the Plan are not deferred compensation subject to the provisions of Code Section 409A.

Lowe’s Notice of Annual Meeting and Proxy Statement

Section 6.6

Tax Withholding

The Company shall be entitled to withhold from any payment made under the Plan the full amount of any required federal, state or local taxes.

Section 6.7

Nontransferability of Benefits

A Participant may not assign or transfer any interest in an Award. Notwithstanding the foregoing, upon the death of a Participant, the Participant’s rights and benefits under the Plan shall pass by will or by the laws of descent and distribution.

Section 6.8

Governing Law

To the extent not governed by federal law, the Plan shall be construed in accordance with and governed by the laws of the State of North Carolina.

Article VII

EFFECTIVE DATE; DURATION OF THE PLAN

The Plan shall be effective as of the Effective Date, subject to approval and ratification of the Plan by the shareholders of the Company to the extent necessary to satisfy the requirements of the Code, the New York Stock Exchange or other applicable federal or state law. From and after the Effective Date, the Plan shall supersede and replace in its entirety the Lowe’s Companies, Inc. 2011 Annual Incentive Plan.

LOWE’S COMPANIES, INC.

1000 Lowe’s Boulevard

Mooresville, North Carolina 28117

www.Lowes.com

Printed on Recycled Paper

Lowe’s and the Gable Mansard Design are trademarks or registered trademarks of LF, LLC.

LOWE’S COMPANIES, INC. 1000 LOWE’S BOULEVARD MAIL CODE: NB3TIR MOORESVILLE, NC 28117

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on May 26, 2016. Have your proxy card in hand when you access the web site and then follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on May 26, 2016. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

IF VOTING BY MAIL, YOU MUST COMPLETE ITEMS 1-6 BELOW AND SIGN AND DATE IN THE SPACE PROVIDED AT THE BOTTOM OF THIS CARD.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by Lowe’s Companies, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E07466-P74347                         KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LOWE’S COMPANIES, INC.			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Company Proposals — Lowe’s Board of Directors recommends you vote “FOR ALL” of the nominees listed in Item 1 and “FOR” Items 2, 3 and 4.			☐	☐	☐
1.	Election of Directors Nominees:
	01) Raul Alvarez 02) Angela F. Braly 03) Sandra B. Cochran 04) Laurie Z. Douglas 05) Richard W. Dreiling 06) Robert L. Johnson	07) Marshall O. Larsen 08) James H. Morgan 09) Robert A. Niblock 10) Bertram L. Scott 11) Eric C. Wiseman					For	Against	Abstain

2.	Approval of the Lowe’s Companies, Inc. 2016 Annual Incentive Plan.						☐	☐	☐

3.	Advisory approval of Lowe’s named executive officer compensation in fiscal 2015.						☐	☐	☐

4.	Ratification of the appointment of Deloitte & Touche LLP as Lowe’s independent registered public accounting firm for fiscal 2016.						☐	☐	☐

Shareholder Proposals — Lowe’s Board of Directors recommends you vote “AGAINST” Items 5 and 6.							For	Against	Abstain

5.	Proposal requesting Lowe’s Board of Directors issue an annual sustainability report.						☐	☐	☐

6.	Proposal requesting Lowe’s Board of Directors adopt, and present for shareholder approval, a proxy access bylaw.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.
			Yes	No
Please indicate if you plan to attend this meeting.			☐	☐

Authorized Signature(s) - You must sign and date below for your instructions to be executed.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date	Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice of Annual Meeting and Proxy Statement and Annual Report are available at www.proxyvote.com.

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E07467-P74347

2016 Annual Meeting of Shareholders
THIS PROXY IS SOLICITED ON BEHALF OF LOWE’S BOARD OF DIRECTORS.

The undersigned hereby appoint(s) Ross W. McCanless and Robert F. Hull, Jr., and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Lowe’s Companies, Inc. that the undersigned is/are entitled to vote at the 2016 Annual Meeting of Shareholders to be held on May 27, 2016 and any adjournment or postponement thereof. The proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof, exercising their discretion as set forth in the Notice of 2016 Annual Meeting of Shareholders and Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted “FOR ALL” nominees named in Item 1, “FOR” Items 2, 3 and 4, “AGAINST” Items 5 and 6, and in the discretion of the proxies with respect to such other business as may properly come before the meeting.

This card also constitutes voting instructions to Wells Fargo Bank N.A., the Trustee of the Lowe’s 401(k) Plan, to vote the shares of Common Stock of Lowe’s Companies, Inc., if any, allocated to the undersigned’s 401(k) account pursuant to the instructions on the reverse side. Any allocated shares for which no instructions are timely received will be voted by the Trustee in the manner directed by the Lowe’s administrative committee.

PLEASE MARK, SIGN AND DATE ON THE REVERSE SIDE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE, OR FOLLOW THE INSTRUCTIONS TO VOTE BY INTERNET OR PHONE.
(Items to be voted appear on reverse side.)